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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07986

The Alger Institutional Funds
(Exact name of registrant as specified in charter)

111 Fifth Avenue New York, New York			10003
(Address of principal executive offices)			(Zip code)

Mr. Hal Liebes Fred Alger Management, Inc. 111 Fifth Avenue New York, New York 10003
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-806-8800

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2010

ITEM 1.  REPORTS TO STOCKHOLDERS.

The Alger
Institutional Funds

ANNUAL REPORT
October 31, 2010

Table of Contents

THE ALGER INSTITUTIONAL FUNDS

Letter to Our Shareholders (Unaudited)	1

Fund Highlights (Unaudited)	10

Portfolio Summary (Unaudited)	14

Schedules of Investments	15

Statements of Assets and Liabilities	36

Statements of Operations	38

Statements of Changes in Net Assets	40

Financial Highlights	42

Notes to Financial Statements	50

Report of Independent Registered Public Accounting Firm	64

Additional Information (Unaudited)	65

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Dear Shareholders,	December 3, 2010

Equities Rally on Corporate Earnings

Sometimes the strongest drivers of market performance receive the least amount of media attention.  That was clearly the case during the 12-month period ended October 31, 2010.  As the period progressed, soothsayers of gloom increasingly basked in the limelight of the media to discuss the possibility of the U.S. slipping into a double-dip recession.  Other pundits discussed persistently high unemployment and the possibility of America being hit with deflation.  Yet as the media embraced an increasingly negative economic outlook, corporations continued to announce strong quarterly results, continuing a trend of surprisingly resilient earnings, high levels of free cash flow, and strong incremental profit margins.  The markets, we believe, responded to these fundamentals of investing with the S&P 500 Index posting a 16.52% return for the reporting period.

During the 12-month period, mid and small cap equities outperformed large cap stocks while growth stocks outperformed value. The Russell Midcap Index posted a 27.71% return, compared to the 26.58% return of the small cap Russell 2000 Index and to the 17.67% return of the large cap Russell 1000 Index.  Among small caps, the Russell 2000 Growth Index return of 28.67% outpaced the 24.43% return of the Russell 2000 Value Index. In mid caps, growth returned 28.03% as measured by the Russell Midcap Growth Index, outpacing the 27.49% return of the Russell Midcap Value Index.  In the large cap category, the Russell 1000 Growth Index posted a 19.65% return, substantially outperforming the 15.71% return of the Russell 1000 Value Index.

Market Volatility Thrives

Despite solid market gains for the 12-month period, volatility thrived with the S&P 500 Index declining 11.4% during the second quarter of 2010.  Volatility was driven, in large part, by fears of a slowing U.S. economic recovery. The country’s unemployment rate lingered at or above 9.5% and weakness in real estate persisted, despite mortgage rates dropping to record low levels.  Investors’ concerns over health care reform, proposed regulations of financial firms, and the military conflict in Afghanistan also drove volatility.  In Europe, meanwhile, the sovereign debt crisis lingered, even as countries such as Ireland, Portugal, Greece, and Spain launched austerity programs to improve their ability to make bond payments.

The volatility was no surprise to the Alger investment team.  Indeed, in the later portion of 2009 and in August of this year, we conveyed our belief that ongoing market volatility would create opportunities to purchase attractively valued growth companies during market dips and that equities would advance in the foreseeable future.  Our summer observation was timely as the S&P 500 gained 8.92% in September. Our forecast for long-term market gains, meanwhile, is also on track, with the S&P 500 index having gained 80.96% from the market low of March 9, 2009.

Corporations Produce Strong Earnings

Against the backdrop of a challenging economy, corporations generated strong earnings during the 12-month period.  Many companies continued to benefit from cost cutting measures, improvements in operating efficiency, and growing revenues from overseas markets.  In the process, they produced strong levels of free cash flow and they accumulated impressive amounts of cash.  Indeed, by the end of March, non-financial corporations held $1.8 trillion in liquid assets, which is comparable to the combined amount of stimulus spending approved by Congress and the White House in 2008 and 2009.

What is even more encouraging is that manufacturers and other corporations started using their cash to make strategic acquisitions, launch share buyback programs, increase dividends, and engage in capital expenditures.  This continuation of increased corporate spending in capital expenditures, sales initiatives, and marketing activities is a strong positive for many industries and a reminder that while the U.S. economy is no longer dominated by manufacturing companies, the sector is far from irrelevant.  Additionally, business spending on PCs, data storage equipment, and software continued to strengthen during the 12-month period. Encouragingly, our analysts’ research suggests that equipment orders for leading machinery, industrial, and engineering companies will continue to be in the “recovery mode.”

Throughout the reporting period, we maintained that U.S. equity valuations were highly attractive.  This view was supported by those who would know best: the CEOs and boards of corporate America.  With historically low interest rates and corporations’ deep coffers, U.S. companies have been making investments in something they know better than anyone: their own equities.  So far this year, for example, corporations have announced nearly $243 billion in share buybacks, compared to $125 billion for all of last year, according to data from equity research firm Birinyi Associates, Inc.

An increase in merger and acquisition activity also supports our view that equities are attractively valued. Deals announced during the first 11 months of 2010 had a total value of $2.08 trillion, up from $1.70 trillion for the first 11 months of 2009, according to Bloomberg data. Of particular interest was the bidding war between Hewlett-Packard Co. and Dell Inc. for storage specialist 3Par during the third quarter.  Hewlett-Packard won with a bid exceeding $2.35 billion.  Other deals included Intel Corp.’s acquisition of security-software maker McAfee Inc. and consumer-goods company Unilever’s acquisition of hair care products company Alberto-Culver Co.

Some analysts have said that deals are being completed at excessively high valuations.  For example, Hewlett-Packard paid about 10 times the value of 3Par’s estimated annual sales to acquire the company, according to investment banking firm Kaufman Bros.  By comparison, EMC Corp. and NetApp Inc., two of the leading (but also large) storage specialists trade at three to four times their sales.

Yet, we maintain that viewing recent deal valuations as excessive fails to consider the adverse impacts upon companies that fail to execute in high growth markets. When considering such adverse impact, the strategic significance of acquisitions of high growth companies like 3Par becomes clear.  By failing to internally develop capabilities or to make acquisitions, the “missed opportunity” for HP or Dell is not simply slower growth, but the “enhanced risk” that the new high growth market served by 3Par will erode either company’s present business in data storage, for example.  Winners and losers today are created faster than ever, and in this competitive landscape, sitting still is not an option.  While technology as a tool is a primary agent for the transmission of “creative destruction” within an industry at a faster and more devastating pace than ever before, this phenomenon occurs in every industry today. Indeed, retailers like Barnes & Noble, Inc. or Mervyn’s department stores and media giants such as newspaper publishers and radio broadcasters that failed to respond aggressively to the rise of new forms of competition for their goods, services and advertising platforms suffered from a serious decline in their core business and they missed strong growth opportunities. Thus, the value of entry and of position at the table of a high growth market is both future growth opportunities and, likely, the ability to manage (but not avoid) the decline of a core business.

Finally, on the financial ledgers, corporate America looks not only strong, but willing to share with stakeholders.  The benefits of large cash balances were reflected in dividends.  Many companies implemented dividends and a flurry of other companies with dividend programs said they will increase the amount that they pay.  In fact, some 37% of S&P 500 companies either started dividend payments in 2010 or announced that they will increase their dividends, according to data from FactSet.  Dividend payments, of course, will help stimulate the economy by increasing income for shareholders.  Perhaps more importantly, dividends will begin to compete for investing dollars with the paltry bond yields in the market today.  Why own a 10-year bond yielding 2.4% when you can own stock with a 2% dividend and earnings or free cash flow yields of 8%, 9%, or 10%?

Investors Look to the Fed

Strong corporate earnings clearly drove equity gains during the 12-month period, but stocks also received additional support from expectations that the Federal Reserve would roll out additional stimulus. As the 12-month period progressed, continuing weakness in real estate, the labor market and GDP growth caused the expectations to grow, helping the S&P 500 climb 3.7% in October.

The Road Ahead

Going forward, we believe uncertainty over economic growth will continue to drive equity market volatility, while the sovereign debt crisis in Europe may also provoke angst among investors.  Yet, we are encouraged to observe that European countries are pushing forward with austerity programs to improve their ability to service debt and that the European Financial Stability Facility (the Facility), which was created to assist in the crisis, has received preliminary credit ratings of AAA from Moody’s Investors Service Inc, Standard & Poor’s [a division of McGraw-Hill Companies], and Fitch Inc.  The Facility currently has 440 billion euros in assets while the

International Monetary Fund has earmarked an additional 750 billion euros to assist governments that may be in danger of defaulting.

Domestically, we also expect investors to remain concerned about high rates of unemployment and weakness in real estate.  We note, however, that job creation and improvements in real estate often occur in the later stages of economic recoveries, so while we would like to see those areas strengthen, we do not believe they point to a decline in the health of the U.S.  At the same time, pockets of improvement in real estate exist.  In Jacksonville, Florida, for example, vacancy rates for office and industrial properties declined during the third quarter, while in Manhattan, residential sales climbed.  We also note that on both sides of the Atlantic, central bankers remain highly vigilant and, we are confident, ready to act to support the recovery today and for quite a while.

Robust emerging markets growth, meanwhile, may help lift the U.S. economy and markets.  China may lead the process with its gross domestic product for this year expected to grow 10.5%, according to the International Monetary Fund.  Strong growth won’t be limited to China: The IMF expects overall GDP for emerging markets to grow 6.5% this year.  India, Brazil, and other emerging markets similarly support our long-held view that “global growth” is an investable theme for U.S. equity investors.

In closing, we continue to believe that research is the cornerstone of superior portfolio management, regardless of economic conditions.  We believe our proven and disciplined process for identifying companies experiencing Positive Dynamic Change will continue to produce superior long-term investment results for our clients.

Portfolio Matters

Alger Capital Appreciation Institutional Fund

The Alger Capital Appreciation Institutional Fund returned 17.69% for the 12-month period ended October 31, 2010, compared to the Russell 3000 Growth Index return of 20.31%.

During the period, the largest sector weightings in the Fund were in Information Technology and Health Care sectors. The largest sector overweight for the period was in Information Technology and the largest sector underweight for the period was in Consumer Staples. Relative outperformance in the Materials and Information Technology sectors was the most important contributor to performance, while sectors that detracted from the portfolio included Health Care and Consumer Staples.

Among the most important contributors to relative performance were Skyworks Solutions Inc., Patriot Coal Corp., Cliffs Natural Resources Inc., Seagate Technology PLC, and Focus Media Holding Ltd. Conversely, detracting from overall results on a relative basis were Hewlett-Packard Co., Brocade Communications Systems Inc., International Business Machines Corp., Baxter International Inc., and Oracle Corp.

Alger Large Cap Growth Institutional Fund

The Alger Large Cap Growth Institutional Fund returned 17.09% for the 12-month period ended October 31, 2010, compared to the 19.65% return of the Russell 1000 Growth Index.

During the period, the largest portfolio weightings in the Fund were in the Information Technology and Health Care sectors. The largest sector overweight for the period was in Financials and the largest sector underweight for the period was in Consumer Discretionary. Relative outperformance in the Materials and Utilities sectors was the most important contributor to performance. Sectors that detracted from performance included Financials and Consumer Discretionary.

Among the most important relative contributors were Burlington Northern, Potash Corporation of Saskatchewan Inc., Carnival Corp., The Boeing Co., and Cognizant Technology Solutions Corp.  Conversely, detracting from overall results on a relative basis were Exxon Mobil Corp., Transocean Inc., International Business Machines Corp., Caterpillar Inc., and Baxter International Inc.

Alger Mid Cap Growth Institutional Fund

The Alger Mid Cap Growth Institutional Fund returned 22.75% for the 12-month period ended October 31, 2010, compared to the 28.03% return of the Russell Midcap Growth Index.

During the period, the largest sector weightings for the Fund were in Information Technology and Consumer Discretionary. The largest sector overweight for the period was in Information Technology and the largest sector underweight for the period was in Consumer Staples. Relative outperformance in the Information Technology and Energy sectors was the most important contributor to performance. Sectors that detracted from performance included Industrials and Health Care.

Among the most important contributors to relative performance were Skyworks Solutions Inc., Cliffs Natural Resources Inc., OpenTable Inc., NetFlix Inc., and Human Genome Sciences Inc. Conversely, detracting from overall results on a relative basis were Duoyuan Global Water Inc., NuVasive Inc., Brocade Communications Systems Inc. Select Medical Holdings Corporation, and SmartHeat Inc.

Alger Small Cap Growth Institutional Fund

For the 12-month period ended October 31, 2010, the Alger Small Cap Growth Institutional Fund returned 27.04%, compared to 28.67% return of the Russell 2000 Growth Index.

During the period, the largest sector weightings in the Alger Small Cap Growth Institutional Fund were in Information Technology and Health Care.  The largest sector overweight for the period was in Industrials and the largest sector underweight for the period was in Information Technology. Relative outperformance in the

Industrials and Energy sectors was the most important contributor to performance. Sectors that detracted from performance included Financials and Health Care.

Among the most important contributors to relative performance were BE Aerospace Inc., Dollar Thrifty Automotive Group Inc., VanceInfo Technologies Inc., Informatica Corp., and OpenTable Inc. Conversely, detracting from overall results on a relative basis were InterMune Inc., Brocade Communications Systems Inc., Sykes Enterprises Inc., VeriFone Systems Inc., and PMI Group Inc.

Respectfully submitted,

Daniel C. Chung, CFA

Chief Investment Officer

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Funds unless proceeded or accompanied by an effective prospectus for the Funds. Funds returns represent the fiscal 12-month period return of Class I shares. The performance data quoted represents past performance, which is not an indication or guarantee of future results. Standardized performance results can be found on the following pages. The investment return and principal value of an investment in a fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Recent performance has been impacted by an unusually strong period in the U.S. equity market and there is no guarantee that such conditions will be repeated. For performance data current to the most recent month-end, visit us at www.alger.com, or call us at (800) 992-3863.

The views and opinions of the Funds’ management in this report are as of the date of the Shareholders letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a fund and transactions in such securities, if any, may be for a variety of reasons, including without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a portfolio. Please refer to the Schedules of Investments for each fund that is included in this report for a complete list of fund holdings as of October 31, 2010. Securities mentioned in the Shareholders Letter, if not found in the Schedule of Investments, may have been held by the Funds during the fiscal period.

A Word about Risk

Growth stocks tend to be more volatile than other stocks as the price of growth stocks tends to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments. Investing in the stock market involves gains and losses and may not be suitable for all investors. Stocks of small and mid-sized companies are subject to greater risk than stocks of larger, more established companies owing to such factors as limited liquidity, inexperienced management, and limited financial resources. Funds that participate in leveraging, such as the Capital Appreciation Institutional Fund, are subject to the risk that borrowing money to leverage will exceed the returns for securities purchased or that the securities purchased may actually go down in value; thus, the Funds’ net asset value can decrease more quickly than if the Funds had not borrowed. For a more detailed discussion of the risks associated with these Funds, please see the Funds’ Prospectus.

Before investing, carefully consider a fund’s investment objective, risks, charges, and expenses. For a prospectus or a summary prospectus containing this and other information about The Alger Institutional Funds call us at (800) 992-3863 or visit us at www.alger.com. Read it carefully before investing.

Fred Alger & Company, Incorporated, Distributor. Member NYSE Euronext, SIPC.

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Definitions:

•      Standard & Poor’s 500 Index (S&P 500 Index) is an index of 500 leading companies in leading industries in the United States.

•      The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on the total market capitalization, which represents 99% of the U.S. Equity Market. The Russell 3000 Growth Index is an unmanaged index designed to measure the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

•      The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the Russell 3000 Index. The Russell 1000 Growth Index is an unmanaged index designed to measure the performance of the largest 1,000 companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.  The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

•      The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe.  The Russell Midcap Index is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe.  It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.  The Russell Midcap Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

•      The Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000 Index. The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500. Growth Index is an unmanaged index designed to measure the performance of the 2,500 smallest companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

•      The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 8% of the total market capitalization of that index. The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.  The Russell 2000 Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

•      Observations of buying opportunities during market dips were provided in the Annual Report to Alger Institutional Fund Shareholders, October 31, 2009.

•      Bond values are subject to interest rate movements; their market values tend to fall when interest rates rise and to rise when interest rates fall.  Bond values may also decline as a result of an issue’s falling credit rating or actual default, and bonds that are backed by assets are subject to prepayment risk; thus the average life of the security may be less than maturity.

•      Birinyi Associates, Inc. is a stock market research firm.

•      FactSet is a firm that provides market data and analytics to investment firms.

•      Bloomberg is a financial publisher and provider of financial data.

•      Moody’s Investors Service, Standard & Poor’s and Fitch Ratings are credit rating agencies.

•      The following companies represented the stated percentage of firm wide assets as of October 31, 2010: Hewlett-Packard, 2.11%; Dell, 0.00%; 3Par, 0.00%; McAfee, 0.00%; Intel, 0.07%; Unilever, 0.00%; Alberto-Culver, 0.00%; Barnes & Noble, Inc., 0.00%; Mervyn’s, 0.00%; EMC Corp., 0.78% and NetApp Inc., 0.13%.

FUND PERFORMANCE AS OF 9/30/10 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Alger Capital Appreciation Class I (Inception 11/8/93)	8.33%	6.66%	(0.82)%	10.86%
Alger Capital Appreciation Class R* (Inception 1/27/03)	7.75%	6.11%	(1.32)%	10.30%

Alger Large Cap Growth Class I (Inception 11/8/93)	9.91%	(0.59)%	(2.94)%	6.80%
Alger Large Cap Growth Class R* (Inception 1/27/03)	9.17%	(1.12)%	(3.44)%	6.26%

Alger Mid Cap Growth Class I (Inception 11/8/93)	11.47%	(0.23)%	0.52%	11.68%
Alger Mid Cap Growth Class R* (Inception 1/27/03)	10.95%	(0.71)%	0.03%	11.13%

Alger Small Cap Growth Class I (Inception 11/8/93)	15.74%	3.60%	(0.42)%	8.51%
Alger Small Cap Growth Class R* (Inception 1/27/03)	15.26%	3.11%	(0.89)%	7.99%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains.

*

Performance figures prior to 1/27/03, inception of Class R shares, are those of the Fund’s Class I Shares.  The performance figures prior to 1/27/03 have been adjusted to reflect the higher operating expenses of Class R shares.

ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND

Fund Highlights Through October 31, 2010 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Capital Appreciation Institutional Fund Class I shares and the Russell 3000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2010. Figures for the Alger Capital Appreciation Institutional Fund Class I shares and the Russell 3000 Growth Index include reinvestment of dividends. Performance for the Alger Capital Appreciation Institutional Fund Class R shares may vary from the results shown above due to differences in expenses the class bears.

PERFORMANCE COMPARISON AS OF 10/31/10

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Class I (Inception 11/8/93)	17.69%	7.79%	0.68%	11.08%
Class R* (Inception 1/27/03)	17.09%	7.24%	0.17%	10.52%
Russell 3000 Growth Index	20.31%	3.28%	(2.25)%	6.63%
Russell 1000 Growth Index	19.65%	3.21%	(2.52)%	6.92%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

*

Performance figures prior to 1/27/03, inception of Class R shares, are those of the Fund’s Class I Shares.  The performance figures prior to 1/27/03 have been adjusted to reflect the higher operating expenses of Class R shares.

ALGER LARGE CAP GROWTH INSTITUTIONAL FUND

Fund Highlights Through October 31, 2010 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Large Cap Growth Institutional Fund Class I shares and the Russell 1000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2010. The figures for the Alger Large Cap Growth Institutional Fund Class I shares and the Russell 1000 Growth Index include reinvestment of dividends. Performance for the Alger Large Cap Growth Institutional Fund Class R shares may vary from the results shown above due to differences in expenses the class bears.

PERFORMANCE COMPARISON AS OF 10/31/10

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Class I (Inception 11/8/93)	17.09%	0.87%	(1.99)%	7.06%
Class R* (Inception 1/27/03)	16.25%	0.32%	(2.51)%	6.51%
Russell 1000 Growth Index	19.65%	3.21%	(2.52)%	6.92%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

*

Performance figures prior to 1/27/03, inception of Class R shares, are those of the Fund’s Class I Shares.  The performance figures prior to 1/27/03 have been adjusted to reflect the higher operating expenses of Class R shares.

ALGER MID CAP GROWTH INSTITUTIONAL FUND

Fund Highlights Through October 31, 2010 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Mid Cap Growth Institutional Fund Class I shares and the Russell Midcap Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2010 Figures for the Alger Mid Cap Growth Institutional Fund Class I shares and the Russell Midcap Growth Index include reinvestment of dividends. Performance for the Alger Mid Cap Growth Institutional Fund Class R shares may vary from the results shown above due to differences in expenses the class bears.

PERFORMANCE COMPARISON AS OF 10/31/10

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Class I (Inception 11/8/93)	22.75%	1.39%	1.30%	11.86%
Class R* (Inception 1/27/03)	22.17%	0.89%	0.80%	11.31%
Russell Midcap Growth Index	28.03%	4.28%	0.20%	8.06%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

*

Performance figures prior to 1/27/03, inception of Class R shares, are those of the Fund’s Class I Shares.  The performance figures prior to 1/27/03 have been adjusted to reflect the higher operating expenses of Class R shares.

ALGER SMALL CAP GROWTH INSTITUTIONAL FUND

Fund Highlights Through October 31, 2010 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Small Cap Growth Institutional Fund Class I shares and the Russell 2000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2010. The figures for the Alger Small Cap Growth Institutional Fund Class I shares and the Russell 2000 Growth Index include reinvestment of dividends. Performance for the Alger Small Cap Growth Institutional Fund Class R shares may vary from the results shown above due to differences in expenses the class bears.

PERFORMANCE COMPARISON AS OF 10/31/10

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Class I (Inception 11/8/93)	27.04%	4.83%	0.61%	8.67%
Class R* (Inception 1/27/03)	26.37%	4.32%	0.14%	8.15%
Russell 2000 Growth Index	28.67%	3.99%	1.15%	5.17%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

*

Performance figures prior to 1/27/03, inception of Class R shares, are those of the Fund’s Class I Shares.  The performance figures prior to 1/27/03 have been adjusted to reflect the higher operating expenses of Class R shares.

PORTFOLIO SUMMARY*

October 31, 2010 (Unaudited)

SECTORS	Alger Capital Appreciation Institutional Fund	Alger Large Cap Growth Institutional Fund	Alger Mid Cap Growth Institutional Fund	Alger Small Cap Growth Institutional Fund
Consumer Discretionary	12.6%	10.4%	19.1%	19.0%
Consumer Staples	4.8	9.5	1.4	2.7
Energy	10.3	8.5	7.9	4.1
Financials	5.3	6.6	8.5	3.5
Health Care	9.6	11.0	15.3	17.4
Industrials	15.3	11.9	15.8	19.0
Information Technology	34.1	31.7	25.0	24.5
Materials	5.5	4.5	4.6	4.5
Telecommunication Services	0.0	0.5	1.3	1.4
Utilities	0.0	0.9	0.0	1.1
Short-Term Investments and Net Other Assets	2.5	4.5	1.1	2.8
	100.0%	100.0%	100.0%	100.0%

* Based on net assets for each Fund.

THE ALGER INSTITUTIONAL FUNDS |

ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND

Schedule of Investments‡ October 31, 2010

	SHARES	VALUE
COMMON STOCKS—97.5%
ADVERTISING—1.8%
Focus Media Holding Ltd.#*	719,800	$17,815,050

AEROSPACE & DEFENSE—1.1%
Goodrich Corp.	25,500	2,092,785
United Technologies Corp.	110,600	8,269,562
		10,362,347
AIR FREIGHT & LOGISTICS—3.0%
FedEx Corp.	109,900	9,640,428
United Parcel Service Inc., Cl. B	307,800	20,727,252
		30,367,680
AIRLINES—0.9%
United Continental Holdings Inc.*	305,100	8,860,104

APPLICATION SOFTWARE—1.5%
Adobe Systems Inc. *	225,100	6,336,565
Mentor Graphics Corp. *	522,300	5,640,840
Nice Systems Ltd. #*	91,700	3,071,033
		15,048,438
AUTO PARTS & EQUIPMENT—1.0%
Johnson Controls Inc.	46,100	1,619,032
Lear Corp. *	92,700	8,194,680
		9,813,712
BIOTECHNOLOGY—1.7%
Celgene Corp. *	65,500	4,065,585
Cephalon Inc. *	82,500	5,481,300
Human Genome Sciences Inc. *	256,900	6,905,472
		16,452,357
COAL & CONSUMABLE FUELS—1.4%
Peabody Energy Corp.	266,200	14,081,980

COMMODITY CHEMICALS—0.5%
Celanese Corp.	143,900	5,130,035

COMMUNICATIONS EQUIPMENT—3.4%
Cisco Systems Inc. *	546,700	12,481,161
Qualcomm Inc.	457,600	20,651,488
		33,132,649
COMPUTER HARDWARE—10.7%
Apple Inc. *	170,900	51,418,683
Hewlett-Packard Co.	1,276,600	53,693,796
		105,112,479
COMPUTER STORAGE & PERIPHERALS—1.6%
EMC Corp.*	724,000	15,211,240

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—2.1%
ArvinMeritor Inc. *	335,400	5,560,932
Caterpillar Inc.	115,400	9,070,440
Cummins Inc.	63,100	5,559,110
		20,190,482

	SHARES	VALUE
COMMON STOCKS—(CONT.)
DATA PROCESSING & OUTSOURCED SERVICES—1.2%
Mastercard Inc.	48,700	$11,690,922

DEPARTMENT STORES—0.5%
Kohl’s Corp.*	101,900	5,217,280

DIVERSIFIED CHEMICALS—0.3%
Dow Chemical Co., /The	95,200	2,935,016

DIVERSIFIED METALS & MINING—1.9%
Cliffs Natural Resources Inc.	169,900	11,077,480
Freeport-McMoRan Copper & Gold Inc.	78,700	7,451,316
		18,528,796
DRUG RETAIL—0.5%
CVS Caremark Corp.	155,200	4,674,624

ELECTRICAL COMPONENTS & EQUIPMENT—0.1%
Emerson Electric Co.	18,300	1,004,670

ENVIRONMENTAL & FACILITIES SERVICES—0.5%
Republic Services Inc.	155,400	4,632,474

FERTILIZERS & AGRICULTURAL CHEMICALS—1.3%
CF Industries Holdings Inc.	45,400	5,562,862
Mosaic Co., /The	98,600	7,213,576
		12,776,438
FOOTWEAR—0.5%
NIKE Inc., Cl. B	60,800	4,951,552

GOLD—1.1%
Goldcorp Inc.	173,700	7,745,283
Yamana Gold Inc.	273,100	3,001,369
		10,746,652
HEALTH CARE EQUIPMENT—1.6%
Covidien PLC	329,540	13,138,760
Insulet Corp. *	133,500	2,129,325
		15,268,085
HEALTH CARE FACILITIES—1.0%
Universal Health Services Inc., Cl. B	246,600	10,177,182

HEALTH CARE SERVICES—1.2%
Medco Health Solutions Inc.*	231,700	12,171,201

HOME ENTERTAINMENT SOFTWARE—1.0%
Activision Blizzard Inc.	863,400	9,903,198

HOME IMPROVEMENT RETAIL—1.0%
Lowe’s Companies, Inc.	441,100	9,408,663

HOTELS RESORTS & CRUISE LINES—1.6%
Carnival Corp.	101,600	4,386,072
Wyndham Worldwide Corporation	397,500	11,428,125
		15,814,197
HOUSEHOLD APPLIANCES—0.4%
Stanley Black & Decker Inc.	60,800	3,767,776

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HUMAN RESOURCE & EMPLOYMENT SERVICES—0.5%
Towers Watson & Co.	96,170	$4,945,061

HYPERMARKETS & SUPER CENTERS—0.9%
Wal-Mart Stores Inc.	159,210	8,624,406

INDUSTRIAL CONGLOMERATES—1.9%
3M Co.	97,700	8,228,294
Tyco International Ltd.	262,300	10,040,844
		18,269,138
INDUSTRIAL MACHINERY—2.6%
Flowserve Corp.	68,500	6,850,000
Illinois Tool Works Inc.	120,100	5,488,570
Ingersoll-Rand PLC	341,500	13,424,365
		25,762,935
INTEGRATED OIL & GAS—2.3%
Chevron Corp.	144,800	11,961,928
ConocoPhillips	183,200	10,882,080
		22,844,008
INTERNET RETAIL—2.4%
Amazon.com Inc. *	85,900	14,185,526
Expedia Inc.	294,300	8,519,985
		22,705,511
INTERNET SOFTWARE & SERVICES—6.6%
Google Inc., Cl. A *	43,000	26,358,570
GSI Commerce Inc. *	570,250	13,925,505
IAC/InterActiveCorp. *	149,800	4,179,420
Sina Corp. *	88,530	4,984,239
VistaPrint Ltd. *	150,900	6,348,363
Yahoo! Inc. *	544,700	8,992,997
		64,789,094
INVESTMENT BANKING & BROKERAGE—0.9%
Lazard Ltd., Cl. A	134,500	4,963,050
Morgan Stanley	164,900	4,101,063
		9,064,113
IT CONSULTING & OTHER SERVICES—0.7%
International Business Machines Corp.	45,100	6,476,360

LEISURE PRODUCTS—1.6%
Phillips-Van Heusen Corp.	256,800	15,752,112

LIFE & HEALTH INSURANCE—0.9%
MetLife Inc.	215,900	8,707,247

LIFE SCIENCES TOOLS & SERVICES—1.0%
Thermo Fisher Scientific Inc.*	197,700	10,165,734

MANAGED HEALTH CARE—0.4%
Aetna Inc.	60,000	1,791,600
WellPoint Inc. *	33,100	1,798,654
		3,590,254

	SHARES	VALUE
COMMON STOCKS—(CONT.)
METAL & GLASS CONTAINERS—0.4%
Ball Corp.	63,400	$4,080,424

MOVIES & ENTERTAINMENT—0.7%
Walt Disney Co., /The	199,300	7,196,723

OIL & GAS EQUIPMENT & SERVICES—2.5%
Halliburton Company	121,500	3,870,990
National Oilwell Varco Inc.	176,400	9,483,264
Schlumberger Ltd.	162,900	11,385,081
		24,739,335
OIL & GAS EXPLORATION & PRODUCTION—4.1%
Concho Resources Inc., /Restricted *,(L2),(a)	161,985	10,444,976
Devon Energy Corp.	165,900	10,786,818
Nexen Inc.	514,100	10,945,189
Plains Exploration & Production Co. *	248,600	6,928,482
		39,105,465
OTHER DIVERSIFIED FINANCIAL SERVICES—1.6%
BM&F Bovespa SA	551,500	4,620,693
JPMorgan Chase & Co.	280,200	10,543,926
		15,164,619
PHARMACEUTICALS—2.7%
Abbott Laboratories	145,700	7,477,324
Allergan Inc.	71,700	5,191,797
Auxilium Pharmaceuticals Inc. *	137,400	3,400,650
Pfizer Inc.	450,000	7,830,000
Teva Pharmaceutical Industries Ltd. #	41,900	2,174,610
		26,074,381
PROPERTY & CASUALTY INSURANCE—0.7%
Travelers Cos., Inc., /The	124,800	6,888,960

RAILROADS—1.3%
CSX Corp.	175,800	10,802,910
Union Pacific Corp.	23,900	2,095,552
		12,898,462
REAL ESTATE SERVICES—0.4%
CB Richard Ellis Group, Inc.*	209,400	3,842,490

RESEARCH & CONSULTING SERVICES—0.3%
Verisk Analytic Inc., Cl. A*	114,100	3,401,321

RESTAURANTS—1.1%
McDonald’s Corp.	143,700	11,175,549

SEMICONDUCTOR EQUIPMENT—1.2%
Lam Research Corp.*	259,499	11,882,459

SEMICONDUCTORS—4.1%
Applied Micro Circuits Corporation *	156,800	1,578,976
Broadcom Corp., Cl. A	84,800	3,454,752
Marvell Technology Group Ltd. *	749,960	14,481,728
NXP Semiconductor NV *	118,300	1,560,377
ON Semiconductor Corp. *	133,000	1,020,110

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SEMICONDUCTORS—(CONT.)
Skyworks Solutions Inc. *	402,400	$9,218,984
Texas Instruments Inc.	298,400	8,823,688
		40,138,615
SOFT DRINKS—2.3%
Coca-Cola Co., /The	113,800	6,978,216
PepsiCo Inc.	252,800	16,507,840
		23,486,056
SPECIALIZED FINANCE—0.8%
CME Group Inc.	27,229	7,886,880

SYSTEMS SOFTWARE—2.1%
Oracle Corp.	708,400	20,826,960

TOBACCO—1.1%
Philip Morris International Inc.	182,650	10,685,025

TRUCKING—1.0%
Hertz Global Holdings Inc.*	831,900	9,417,108

TOTAL COMMON STOCKS (Cost $909,494,974)		955,834,084

Total Investments (Cost $909,494,974)(b)	97.5%	955,834,084
Other Assets in Excess of Liabilities	2.5	24,977,700

NET ASSETS	100.0%	$980,811,784

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*	Non-income producing security.
#	American Depository Receipts.
(a)

Restricted Security - Investment in security pending registration under the Securities Act of 1933. The investment is deemed to be illiquid and may be sold only to qualified institutional buyers. Security was acquired on October 7, 2010 for a cost of $7,337,921 and represents 1.1% of the net assets of the Fund.

(b)

At October 31, 2010, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $914,788,184 amounted to $41,045,900 which consisted of aggregate gross unrealized appreciation of $76,829,447 and aggregate gross unrealized depreciation of $35,783,547.

(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS | ALGER LARGE CAP GROWTH INSTITUTIONAL FUND

Schedule of Investments‡ October 31, 2010

	SHARES	VALUE
COMMON STOCKS—95.5%
AEROSPACE & DEFENSE—3.0%
Boeing Co., /The	2,550	$180,132
General Dynamics Corp.	3,600	245,232
Lockheed Martin Corp.	2,900	206,741
United Technologies Corp.	3,600	269,171
		901,276
AIR FREIGHT & LOGISTICS—2.1%
FedEx Corp.	3,550	311,406
United Parcel Service Inc., Cl. B	4,450	299,663
		611,069
AIRLINES—0.5%
Delta Air Lines Inc.*	9,650	134,039

APPLICATION SOFTWARE—1.4%
Adobe Systems Inc. *	10,600	298,390
Salesforce.com Inc. *	900	104,463
		402,853
ASSET MANAGEMENT & CUSTODY BANKS—0.6%
BlackRock Inc.	1,100	188,089

BIOTECHNOLOGY—1.5%
Celgene Corp. *	4,050	251,384
Gilead Sciences Inc. *	4,800	190,416
		441,800
COAL & CONSUMABLE FUELS—1.0%
Peabody Energy Corp.	5,650	298,885

COMMUNICATIONS EQUIPMENT—3.6%
Cisco Systems Inc. *	25,750	587,872
Qualcomm Inc.	10,050	453,556
		1,041,428
COMPUTER HARDWARE—7.0%
Apple Inc. *	4,700	1,414,088
Hewlett-Packard Co.	14,450	607,767
		2,021,855
COMPUTER STORAGE & PERIPHERALS—1.5%
EMC Corp.*	20,150	423,352

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—0.5%
Deere & Co.	1,900	145,920

CONSUMER FINANCE—0.5%
American Express Co.	3,700	153,402

DATA PROCESSING & OUTSOURCED SERVICES—2.0%
Mastercard Inc.	1,400	336,084
Visa Inc., Cl. A	3,150	246,236
		582,320
DEPARTMENT STORES—1.0%
Kohl’s Corp.*	5,700	291,840

	SHARES	VALUE
COMMON STOCKS—(CONT.)
DIVERSIFIED CHEMICALS—0.7%
EI Du Pont de Nemours & Co.	4,350	$205,668

DIVERSIFIED METALS & MINING—1.2%
Cliffs Natural Resources Inc.	3,650	237,980
Freeport-McMoRan Copper & Gold Inc.	1,250	118,350
		356,330
DRUG RETAIL—1.6%
CVS Caremark Corp.	7,700	231,924
Walgreen Co.	6,900	233,772
		465,696
ELECTRIC UTILITIES—0.9%
Southern Co.	6,650	251,836

ENVIRONMENTAL & FACILITIES SERVICES—0.9%
Republic Services Inc.	8,850	263,819

FERTILIZERS & AGRICULTURAL CHEMICALS—1.1%
Monsanto Co.	3,050	181,231
Potash Corporation of Saskatchewan Inc.	900	130,581
		311,812
FOOTWEAR—0.5%
NIKE Inc., Cl. B	1,700	138,448

GENERAL MERCHANDISE STORES—0.8%
Target Corp.	4,250	220,745

GOLD—0.9%
Goldcorp Inc.	6,000	267,540

HEALTH CARE EQUIPMENT—1.8%
Covidien PLC	6,850	273,110
Stryker Corp.	2,600	128,674
Zimmer Holdings Inc. *	2,400	113,856
		515,640
HEALTH CARE SERVICES—1.2%
Medco Health Solutions Inc.*	6,400	336,192

HOME ENTERTAINMENT SOFTWARE—1.6%
Activision Blizzard Inc.	25,500	292,485
Electronic Arts Inc. *	11,650	184,653
		477,138
HOME IMPROVEMENT RETAIL—1.0%
Lowe’s Companies, Inc.	13,600	290,088

HOTELS RESORTS & CRUISE LINES—1.0%
Carnival Corp.	6,700	289,239

HOUSEHOLD APPLIANCES—0.6%
Stanley Black & Decker Inc.	2,600	161,122

HOUSEHOLD PRODUCTS—1.3%
Procter & Gamble Co., /The	5,900	375,063

HYPERMARKETS & SUPER CENTERS—1.6%
Wal-Mart Stores Inc.	8,500	460,445

	SHARES	VALUE
COMMON STOCKS—(CONT.)
INDUSTRIAL CONGLOMERATES—2.1%
3M Co.	3,700	$311,614
Tyco International Ltd.	7,700	294,756
		606,370
INDUSTRIAL GASES—0.6%
Praxair Inc.	1,900	173,546

INDUSTRIAL MACHINERY—1.7%
Danaher Corp.	5,400	234,144
Illinois Tool Works Inc.	5,450	249,065
		483,209
INTEGRATED OIL & GAS—3.4%
Chevron Corp.	6,500	536,965
Exxon Mobil Corp.	6,600	438,702
		975,667
INTEGRATED TELECOMMUNICATION SERVICES—0.5%
Verizon Communications Inc.	4,900	159,103

INTERNET RETAIL—1.6%
Amazon.com Inc. *	2,450	404,593
Expedia Inc.	2,550	73,823
		478,416
INTERNET SOFTWARE & SERVICES—5.3%
eBay Inc. *	10,950	326,419
Google Inc., Cl. A *	1,502	920,710
Yahoo! Inc. *	17,950	296,355
		1,543,484
INVESTMENT BANKING & BROKERAGE—1.0%
Charles Schwab Corp., /The	9,850	151,690
Goldman Sachs Group Inc., /The	950	152,903
		304,593
IT CONSULTING & OTHER SERVICES—2.4%
Cognizant Technology Solutions Corp., Cl. A *	2,800	182,532
International Business Machines Corp.	3,550	509,780
		692,312
LEISURE PRODUCTS—0.5%
Coach Inc.	2,950	147,500

LIFE & HEALTH INSURANCE—1.0%
Aflac Inc.	2,650	148,109
MetLife Inc.	3,750	151,237
		299,346
LIFE SCIENCES TOOLS & SERVICES—0.8%
Thermo Fisher Scientific Inc.*	4,700	241,674

MANAGED HEALTH CARE—0.7%
UnitedHealth Group Inc.	5,600	201,880

MOVIES & ENTERTAINMENT—1.7%
Viacom Inc., Cl. B	6,150	237,328

	SHARES	VALUE
COMMON STOCKS—(CONT.)
MOVIES & ENTERTAINMENT—(CONT.)
Walt Disney Co., /The	7,650	$276,241
		513,569
OIL & GAS EQUIPMENT & SERVICES—1.7%
Schlumberger Ltd.	5,950	415,845
Weatherford International Ltd. *	4,150	69,762
		485,607
OIL & GAS EXPLORATION & PRODUCTION—2.4%
Devon Energy Corp.	6,300	409,626
Nexen Inc.	13,650	290,609
		700,235
OTHER DIVERSIFIED FINANCIAL SERVICES—1.4%
Bank of America Corp.	8,100	92,664
JPMorgan Chase & Co.	7,800	293,513
		386,177
PACKAGED FOODS & MEATS—0.8%
Kraft Foods Inc., Cl. A	7,250	233,958

PERSONAL PRODUCTS—0.2%
Avon Products Inc.	2,350	71,558

PHARMACEUTICALS—5.0%
Abbott Laboratories	5,350	274,562
Allergan Inc.	3,000	217,230
Johnson & Johnson	4,800	305,615
Pfizer Inc.	15,900	276,660
Roche Holding AG #	4,150	152,513
Teva Pharmaceutical Industries Ltd. #	4,700	243,930
		1,470,510
PROPERTY & CASUALTY INSURANCE—0.6%
Travelers Cos., Inc., /The	2,950	162,840

RAILROADS—1.1%
CSX Corp.	5,200	319,540

RESTAURANTS—1.1%
McDonald’s Corp.	4,150	322,746

SEMICONDUCTORS—3.3%
Broadcom Corp., Cl. A	5,650	230,181
Intel Corp.	15,200	305,064
Marvell Technology Group Ltd. *	17,150	331,166
Texas Instruments Inc.	3,050	90,189
		956,600
SOFT DRINKS—2.9%
Coca-Cola Co., /The	5,700	349,524
PepsiCo Inc.	7,600	496,279
		845,803
SPECIALIZED FINANCE—1.0%
CME Group Inc.	1,012	293,126

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SPECIALIZED REITS—0.5%
Weyerhaeuser Company	8,267	$134,091

SPECIALTY STORES—0.6%
Staples Inc.	8,650	177,066

SYSTEMS SOFTWARE—3.6%
Microsoft Corp.	20,200	538,128
Oracle Corp.	17,000	499,800
		1,037,928
TOBACCO—1.1%
Philip Morris International Inc.	5,400	315,900

TOTAL COMMON STOCKS (Cost $26,571,527)		27,759,303

Total Investments (Cost $26,571,527)(a)	95.5%	27,759,303
Other Assets in Excess of Liabilities	4.5	1,311,572

NET ASSETS	100.0%	$29,070,875

‡         Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*        Non-income producing security.

#        American Depository Receipts.

(a)                At October 31, 2010, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $26,601,684 amounted to $1,157,619 which consisted of aggregate gross unrealized appreciation of $2,832,222 and aggregate gross unrealized depreciation of $1,674,603.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS | ALGER MID CAP GROWTH INSTITUTIONAL FUND

Schedule of Investments‡ October 31, 2010

	SHARES	VALUE
COMMON STOCKS—96.9%
ADVERTISING—0.8%
Focus Media Holding Ltd.#*	262,500	$6,496,875

AEROSPACE & DEFENSE—1.9%
Goodrich Corp.	186,600	15,314,262

AIRLINES—0.8%
United Continental Holdings Inc.*	213,400	6,197,136

APPAREL RETAIL—2.9%
Chico’s FAS Inc.	482,500	4,689,900
J Crew Group Inc. *	186,900	5,978,931
TJX Cos., Inc.	174,300	7,998,627
Urban Outfitters Inc. *	126,100	3,880,097
		22,547,555
APPLICATION SOFTWARE—5.6%
Adobe Systems Inc. *	558,900	15,733,035
Informatica Corp. *	157,000	6,388,330
Intuit Inc. *	125,200	6,009,600
Nice Systems Ltd. #*	261,300	8,750,937
Salesforce.com Inc. *	61,000	7,080,270
		43,962,172
ASSET MANAGEMENT & CUSTODY BANKS—2.2%
BlackRock Inc.	44,300	7,574,857
T. Rowe Price Group Inc.	182,900	10,108,883
		17,683,740
BIOTECHNOLOGY—4.2%
Alexion Pharmaceuticals Inc. *	41,100	2,807,130
Cephalon Inc. *	60,200	3,999,688
China Nuokang Bio-Pharmaceutical Inc. #*	735,262	3,418,968
Human Genome Sciences Inc. *	375,400	10,090,752
Metabolix Inc. *	960,468	13,408,133
		33,724,671
BROADCASTING & CABLE TV—1.0%
Discovery Communications Inc., Series C*	205,900	8,001,274

COAL & CONSUMABLE FUELS—1.0%
Patriot Coal Corp.*	574,700	7,752,703

COMMUNICATIONS EQUIPMENT—0.7%
Finisar Corp.*	326,500	5,553,765

COMPUTER & ELECTRONICS RETAIL—0.5%
GameStop Corp., Cl. A*	216,100	4,248,526

COMPUTER HARDWARE—0.6%
Teradata Corp.*	117,800	4,636,608

COMPUTER STORAGE & PERIPHERALS—1.5%
NetApp Inc. *	151,300	8,056,725
Seagate Technology PLC *	281,000	4,116,650
		12,173,375
CONSTRUCTION & ENGINEERING—1.7%
Aecom Technology Corp. *	299,300	7,928,457

	SHARES	VALUE
COMMON STOCKS—(CONT.)
CONSTRUCTION & ENGINEERING—(CONT.)
Chicago Bridge & Iron Co., NV #*	213,500	$5,382,335
		13,310,792
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.2%
Bucyrus International Inc.	52,200	3,557,952
Westport Innovations Inc. *	331,300	6,003,156
		9,561,108
DATA PROCESSING & OUTSOURCED SERVICES—1.5%
Echo Global Logistics Inc. *	258,285	3,667,647
Fiserv Inc. *	146,800	8,003,536
		11,671,183
DIVERSIFIED METALS & MINING—2.8%
Cliffs Natural Resources Inc.	224,100	14,611,320
Ivanhoe Mines Ltd. *	82,100	1,976,147
Walter Energy, Inc.	68,600	6,034,056
		22,621,523
ELECTRICAL COMPONENTS & EQUIPMENT—2.6%
AMETEK Inc.	164,800	8,907,440
General Cable Corp. *	414,800	11,589,512
		20,496,952
ENVIRONMENTAL & FACILITIES SERVICES—0.9%
Stericycle Inc.*	97,900	7,023,346

GOLD—1.8%
Yamana Gold Inc.	1,258,600	13,832,014

HEALTH CARE EQUIPMENT—2.5%
Insulet Corp. *	147,000	2,344,650
Intuitive Surgical Inc. *	11,400	2,997,630
Mindray Medical International Ltd. #	214,100	6,204,618
NuVasive Inc. *	295,500	7,742,100
		19,288,998
HEALTH CARE FACILITIES—2.2%
Community Health Systems Inc. *	127,400	3,832,192
Select Medical Holdings Corp. *	424,200	3,173,016
Universal Health Services Inc., Cl. B	203,200	8,386,064
VCA Antech Inc. *	92,600	1,914,042
		17,305,314
HOME ENTERTAINMENT SOFTWARE—1.5%
Activision Blizzard Inc.	1,002,000	11,492,940

HOME FURNISHING RETAIL—0.8%
Bed Bath & Beyond Inc.*	134,500	5,904,550

HOMEBUILDING—0.9%
Lennar Corp., Cl. A	489,000	7,095,390

HOTELS RESORTS & CRUISE LINES—6.2%
Ctrip.com International Ltd. #*	230,100	11,981,307
Home Inns & Hotels Management Inc. #*	152,700	7,812,132
Interval Leisure Group *	398,000	5,711,300
Morgans Hotel Group Co. *	252,800	2,040,096

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HOTELS RESORTS & CRUISE LINES—(CONT.)
Orient-Express Hotels Ltd., Cl. A *	413,900	$5,239,974
Royal Caribbean Cruises Ltd. *	226,500	8,955,810
Wyndham Worldwide Corporation	269,700	7,753,875
		49,494,494
HOUSEHOLD APPLIANCES—0.5%
Stanley Black & Decker Inc.	61,600	3,817,352

INDUSTRIAL CONGLOMERATES—0.5%
McDermott International Inc.*	271,600	4,190,788

INDUSTRIAL MACHINERY—3.9%
Duoyuan Global Water Inc. #*	67,899	849,416
Flowserve Corp.	102,600	10,260,000
SmartHeat Inc. *	876,800	5,690,432
SPX Corp.	202,100	13,552,826
		30,352,674
INTERNET RETAIL—2.0%
Expedia Inc.	251,000	7,266,450
NetFlix Inc. *	46,700	8,102,450
		15,368,900
INTERNET SOFTWARE & SERVICES—3.4%
GSI Commerce Inc. *	229,000	5,592,180
OpenTable Inc. *	247,100	15,159,585
Yahoo! Inc. *	356,300	5,882,513
		26,634,278
INVESTMENT BANKING & BROKERAGE—0.9%
Greenhill & Co., Inc.	93,100	7,231,077

IT CONSULTING & OTHER SERVICES—1.7%
Cognizant Technology Solutions Corp., Cl. A*	200,600	13,077,114

LEISURE PRODUCTS—2.0%
Coach Inc.	174,800	8,740,000
Polo Ralph Lauren Corp., Cl. A	70,700	6,849,416
		15,589,416
LIFE SCIENCES TOOLS & SERVICES—0.9%
ICON PLC#*	376,059	7,276,742

MANAGED HEALTH CARE—0.5%
Aetna Inc.	123,400	3,684,724

OIL & GAS DRILLING—1.3%
Helmerich & Payne Inc.	91,800	3,927,204
Nabors Industries Ltd. *	286,800	5,994,120
		9,921,324
OIL & GAS EQUIPMENT & SERVICES—1.4%
Cameron International Corp. *	153,300	6,706,875
National Oilwell Varco Inc.	76,550	4,115,328
		10,822,203
OIL & GAS EXPLORATION & PRODUCTION—4.3%
Concho Resources Inc., /Restricted *,(L2),(a)	198,500	12,799,504

	SHARES	VALUE
COMMON STOCKS—(CONT.)
OIL & GAS EXPLORATION & PRODUCTION—(CONT.)
Nexen Inc.	598,957	$12,751,795
Plains Exploration & Production Co. *	308,200	8,589,534
		34,140,833
OTHER DIVERSIFIED FINANCIAL SERVICES—1.6%
BM&F Bovespa SA	1,505,887	12,616,939

PACKAGED FOODS & MEATS—0.5%
McCormick & Co., Inc.	82,700	3,656,994

PHARMACEUTICALS—4.3%
Auxilium Pharmaceuticals Inc. *	229,800	5,687,550
Medicis Pharmaceutical Corp., Cl. A	176,069	5,238,053
Mylan Inc. *	648,300	13,173,456
Optimer Pharmaceuticals Inc. *	631,674	5,931,419
Shire PLC #	50,900	3,568,090
		33,598,568
RAILROADS—1.0%
CSX Corp.	121,700	7,478,465

REAL ESTATE MANAGEMENT & DEVELOPMENT—0.8%
BR Malls Participacoes SA	622,840	5,950,817

REAL ESTATE SERVICES—1.2%
CB Richard Ellis Group, Inc. *	399,500	7,330,825
E-House China Holdings Ltd. #	107,200	1,791,312
		9,122,137
RESEARCH & CONSULTING SERVICES—1.3%
Verisk Analytic Inc., Cl. A*	341,700	10,186,077

RESTAURANTS—1.5%
Darden Restaurants Inc.	132,800	6,070,288
McCormick & Schmick’s Seafood Restaurants Inc. *	615,976	5,500,666
		11,570,954
SEMICONDUCTOR EQUIPMENT—1.7%
Lam Research Corp.*	287,200	13,150,888

SEMICONDUCTORS—6.2%
Altera Corp.	352,700	11,007,767
Applied Micro Circuits Corporation *	748,300	7,535,381
Atheros Communications Inc. *	150,735	4,678,814
Marvell Technology Group Ltd. *	550,900	10,637,879
Netlogic Microsystems Inc. *	225,200	6,769,512
Skyworks Solutions Inc. *	389,700	8,928,027
		49,557,380
SPECIALIZED FINANCE—1.8%
CME Group Inc.	35,400	10,253,610
IntercontinentalExchange Inc. *	34,300	3,940,041
		14,193,651
SYSTEMS SOFTWARE—0.5%
Red Hat Inc.*	94,200	3,980,892

	SHARES	VALUE
COMMON STOCKS—(CONT.)
THRIFTS & MORTGAGE FINANCE—0.0%
Ocwen Financial Corp.*	14,400	$124,272

TOBACCO—0.9%
ITC Ltd.*	1,971,500	7,561,309

TOTAL COMMON STOCKS (Cost $733,636,638)		762,248,034

CONVERTIBLE PREFERRED STOCK—0.7%
BIOTECHNOLOGY—0.7%
Merrimack Pharmaceuticals Inc., Cl. B, /Restricted *,(L3),(b)	586,714	3,395,901
Merrimack Pharmaceuticals Inc., Cl. C, /Restricted *,(L3),(c)	611,759	2,294,096
		5,689,997
TOTAL CONVERTIBLE PREFERRED STOCK (Cost $5,689,997)		5,689,997

	PRINCIPAL AMOUNT
CONVERTIBLE CORPORATE BONDS—1.3%
WIRELESS TELECOMMUNICATION SERVICES—1.3%
SBA Communications Corp., 4.00%, 10/1/14(L2) (Cost $8,920,564)	7,266,000	10,590,195

Total Investments (Cost $748,247,199)(d)	98.9%	778,528,226
Other Assets in Excess of Liabilities	1.1	8,587,183

NET ASSETS	100.0%	$787,115,409

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*	Non-income producing security.
#	American Depository Receipts.
(a)

Restricted Security - Investment in security pending registration under the Securities Act of 1933. The investment is deemed to be illiquid and may be sold only to qualified institutional buyers. Security was acquired on October 7, 2010 for a cost of $8,992,050 and represents 1.6% of the net assets of the Fund.

(b)

Restricted Security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to be illiquid and may be sold only to qualified institutional buyers.  Security was acquired on August 25, 2010 for a cost of $3,395,901 and represents 0.4% of the net assets of the Fund.

(c)

Restricted Security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to be illiquid and may be sold only to qualified institutional buyers.  Security was acquired on August 25, 2010 for a cost of $2,294,096 and represents 0.3% of the net assets of the Fund.

(d)

At October 31, 2010, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $752,314,231 amounted to $26,213,995 which consisted of aggregate gross unrealized appreciation of $74,346,616 and aggregate gross unrealized depreciation of $48,132,621.

(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.
(L3)	Security classified as Level 3 for ASC 820 disclosure purposes based on valuation inputs.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS | ALGER SMALL CAP GROWTH INSTITUTIONAL FUND

Schedule of Investments‡ October 31, 2010

	SHARES	VALUE
COMMON STOCKS—97.2%
AEROSPACE & DEFENSE—2.4%
AAR Corp. *	152,550	$3,362,202
BE Aerospace Inc. *	283,955	10,438,186
Esterline Technologies Corp. *	232,375	14,044,745
		27,845,133
AIRLINES—0.9%
Airtran Holdings Inc.*	1,466,290	10,850,546

APPAREL RETAIL—2.9%
Aeropostale Inc. *	227,125	5,537,308
AnnTaylor Stores Corp. *	600,050	13,981,164
Childrens Place Retail Stores Inc., /The *	257,700	11,354,261
Coldwater Creek Inc. *	1,079,550	3,638,084
		34,510,817
APPLICATION SOFTWARE—9.0%
Cadence Design Systems, Inc. *	1,105,150	9,360,621
Concur Technologies Inc. *	214,900	11,093,138
Informatica Corp. *	301,950	12,286,345
Nice Systems Ltd. #*	424,655	14,221,695
Pegasystems Inc.	177,586	4,803,701
QLIK Technologies Inc. *	335,450	8,376,187
Solera Holdings Inc.	289,200	13,896,059
Taleo Corp., Cl. A *	338,100	9,700,089
Ultimate Software Group Inc. *	268,300	11,102,254
VanceInfo Technologies Inc. #*	312,750	11,374,718
		106,214,807
AUTO PARTS & EQUIPMENT—1.2%
Dana Holding Corp.*	963,650	13,635,648

BIOTECHNOLOGY—2.2%
Acorda Therapeutics Inc. *	129,250	3,494,920
Cubist Pharmaceuticals Inc. *	198,200	4,614,096
Incyte Corp., Ltd. *	207,050	3,449,453
Savient Pharmaceuticals Inc. *	408,800	5,073,208
United Therapeutics Corp. *	145,330	8,719,800
		25,351,477
CASINOS & GAMING—0.7%
WMS Industries Inc.*	196,450	8,571,114

COAL & CONSUMABLE FUELS—0.8%
Patriot Coal Corp.*	653,900	8,821,111

COMMERCIAL PRINTING—0.3%
Warnaco Group Inc., /The*	62,900	3,340,619

COMMODITY CHEMICALS—0.5%
STR Holdings Inc.*	240,650	5,980,153

COMMUNICATIONS EQUIPMENT—3.3%
Acme Packet Inc. *	127,300	5,034,715
Aruba Networks Inc. *	545,450	11,950,809
Finisar Corp. *	699,450	11,897,645

	SHARES	VALUE
COMMON STOCKS—(CONT.)
COMMUNICATIONS EQUIPMENT—(CONT.)
Riverbed Technology Inc. *	178,050	$10,244,997
		39,128,166
COMPUTER STORAGE & PERIPHERALS—0.8%
QLogic Corp. *	339,900	5,972,043
Smart Technologies Inc., Cl. A *	268,100	3,482,619
		9,454,662
CONSTRUCTION & ENGINEERING—0.7%
Aecom Technology Corp.*	323,700	8,574,813

DATA PROCESSING & OUTSOURCED SERVICES—1.0%
Wright Express Corp.*	312,685	11,791,351

DISTRIBUTORS—1.1%
LKQ Corp.*	610,740	13,277,488

DIVERSIFIED CHEMICALS—0.3%
Solutia Inc.*	215,700	3,906,327

EDUCATION SERVICES—1.2%
American Public Education Inc. *	240,700	6,729,972
Grand Canyon Education, Inc. *	362,700	6,822,387
		13,552,359
ELECTRIC UTILITIES—1.1%
ITC Holdings Corp.	215,385	13,485,255

ELECTRICAL COMPONENTS & EQUIPMENT—2.2%
GrafTech International Ltd. *	722,700	11,902,869
Woodward Governor Co.	453,550	14,214,257
		26,117,126
ENVIRONMENTAL & FACILITIES SERVICES—2.7%
Clean Harbors, Inc. *	148,950	10,500,975
Tetra Tech Inc. *	331,350	6,978,231
Waste Connections Inc.	355,600	14,487,144
		31,966,350
FOOD DISTRIBUTORS—0.6%
United Natural Foods Inc.*	209,600	7,495,296

FOREST PRODUCTS—0.6%
Louisiana-Pacific Corp.*	941,450	7,286,823

GOLD—0.4%
Gammon Gold Inc.*	686,750	4,690,503

HEALTH CARE EQUIPMENT—4.2%
Arthrocare Corp. *	196,900	5,371,432
Insulet Corp. *	666,250	10,626,687
MAKO Surgical Corp. *	470,892	5,076,216
NuVasive Inc. *	216,380	5,669,156
Sirona Dental Systems Inc. *	216,850	8,164,403
Thoratec Corp. *	315,050	10,283,231
Wright Medical Group Inc. *	356,850	4,760,379
		49,951,504

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HEALTH CARE FACILITIES—1.6%
LifePoint Hospitals Inc. *	331,700	$11,251,264
Select Medical Holdings Corp. *	930,250	6,958,270
		18,209,534
HEALTH CARE SERVICES—1.7%
Catalyst Health Solutions, Inc. *	311,700	11,797,845
Gentiva Health Services Inc. *	374,650	8,721,852
		20,519,697
HEALTH CARE SUPPLIES—0.6%
AGA Medical Holdings Inc.*	350,100	7,264,575

HEALTH CARE TECHNOLOGY—1.7%
MedAssets Inc. *	444,550	8,241,957
Medidata Solutions Inc. *	621,700	11,582,271
		19,824,228
HOME FURNISHING RETAIL—1.1%
Williams-Sonoma Inc.	396,550	12,836,324

HOME FURNISHINGS—0.3%
Ethan Allen Interiors Inc.	217,350	3,297,200

HOTELS RESORTS & CRUISE LINES—1.9%
Gaylord Entertainment Co. *	374,000	12,469,159
Interval Leisure Group *	715,116	10,261,915
		22,731,074
HOUSEWARES & SPECIALTIES—1.1%
Tupperware Brands Corp.	274,850	12,316,029

HUMAN RESOURCE & EMPLOYMENT SERVICES—1.1%
Towers Watson & Co.	240,500	12,366,510

INDUSTRIAL MACHINERY—3.3%
Actuant Corp., Cl. A	639,210	14,363,048
Clarcor Inc.	267,000	10,589,220
RBC Bearings Inc. *	417,390	13,907,435
		38,859,703
INTERNET RETAIL—1.3%
Shutterfly Inc.*	497,400	14,971,739

INTERNET SOFTWARE & SERVICES—4.0%
GSI Commerce Inc. *	481,722	11,763,651
LogMeIn, Inc. *	314,650	12,501,045
OpenTable Inc. *	220,500	13,527,675
VistaPrint Ltd. *	217,990	9,170,839
		46,963,210
INVESTMENT BANKING & BROKERAGE—1.0%
Greenhill & Co., Inc.	156,200	12,132,054

IT CONSULTING & OTHER SERVICES—0.4%
SRA International, Inc. Cl. A*	217,400	4,350,174

LEISURE FACILITIES—0.8%
Life Time Fitness Inc.*	250,845	9,063,030

	SHARES	VALUE
COMMON STOCKS—(CONT.)
LEISURE PRODUCTS—0.6%
Carter’s Inc. *	184,750	$4,600,275
Vera Bradley Inc. *	93,100	2,546,285
		7,146,560
LIFE SCIENCES TOOLS & SERVICES—1.9%
Bruker Corp. *	732,250	10,976,428
Parexel International Corp. *	525,792	11,304,528
		22,280,956
MANAGED HEALTH CARE—1.0%
Amerigroup Corp.*	281,850	11,761,601

METAL & GLASS CONTAINERS—0.8%
Silgan Holdings Inc.	277,050	9,350,438

OFFICE SERVICES & SUPPLIES—0.3%
American Reprographics Co.*	431,000	3,068,720

OIL & GAS EQUIPMENT & SERVICES—1.2%
Cal Dive International Inc. *	803,650	4,066,469
Dril-Quip Inc. *	83,820	5,791,962
Lufkin Industries Inc.	78,200	3,820,070
		13,678,501
OIL & GAS EXPLORATION & PRODUCTION—2.1%
Kodiak Oil & Gas Corp. *	1,650,350	6,799,441
Mariner Energy Inc. *	212,200	5,288,024
Quicksilver Resources Inc. *	318,550	4,768,694
Rosetta Resources Inc. *	216,750	5,182,493
SM Energy Co.	71,850	2,994,708
		25,033,360
PACKAGED FOODS & MEATS—2.1%
Diamond Foods, Inc.	178,700	7,898,540
Flowers Foods Inc.	300,850	7,665,658
Hain Celestial Group Inc. *	336,415	8,319,543
		23,883,741
PHARMACEUTICALS—2.5%
Auxilium Pharmaceuticals Inc. *	361,230	8,940,443
Eurand NV *	153,992	1,687,752
Medicis Pharmaceutical Corp., Cl. A	329,100	9,790,724
Optimer Pharmaceuticals Inc. *	890,812	8,364,725
		28,783,644
PUBLISHING—0.8%
Valassis Communications Inc.*	298,350	9,845,550

RAILROADS—1.2%
Genesee & Wyoming Inc., Cl. A*	297,900	13,771,917

REGIONAL BANKS—1.5%
Investors Bancorp, Inc. *	594,550	7,134,600
Signature Bank *	223,000	9,419,520
		16,554,120
REINSURANCE—0.5%
Platinum Underwriters Holdings Ltd.	135,500	5,833,275

	SHARES	VALUE
COMMON STOCKS—(CONT.)
RESEARCH & CONSULTING SERVICES—1.9%
FTI Consulting Inc. *	165,960	$5,884,942
ICF International Inc. *	324,000	8,300,880
Resources Connection Inc.	495,300	8,018,907
		22,204,729
RESTAURANTS—1.7%
Cheesecake Factory Inc., /The *	341,950	9,957,583
McCormick & Schmick’s Seafood Restaurants Inc. *	649,267	5,797,954
Sonic Corp. *	507,700	4,508,376
		20,263,913
SECURITY & ALARM SERVICES—1.3%
Geo Group Inc., /The*	577,600	14,815,440

SEMICONDUCTOR EQUIPMENT—1.3%
Novellus Systems Inc.*	514,800	15,037,308

SEMICONDUCTORS—4.7%
Applied Micro Circuits Corporation *	932,150	9,386,751
Atheros Communications Inc. *	326,535	10,135,646
Mellanox Technologies Ltd. *	377,450	8,688,899
Monolithic Power Systems Inc. *	471,400	7,575,398
Netlogic Microsystems Inc. *	287,000	8,627,220
Skyworks Solutions Inc. *	490,613	11,239,944
		55,653,858
SPECIALIZED CONSUMER SERVICES—1.2%
Sotheby’s	319,550	14,009,072

SPECIALTY CHEMICALS—1.9%
Kraton Performance Polymers Inc. *	266,500	8,650,590
Rockwood Holdings Inc. *	377,850	12,816,671
		21,467,261
SPECIALTY STORES—1.1%
Ulta Salon, Cosmetics & Fragrance, Inc.*	403,050	12,369,605

THRIFTS & MORTGAGE FINANCE—0.5%
Ocwen Financial Corp.*	699,750	6,038,843

TRUCKING—0.7%
Dollar Thrifty Automotive Group Inc.*	185,900	8,625,760

WIRELESS TELECOMMUNICATION SERVICES—1.4%
Syniverse Holdings Inc.*	549,650	16,758,829

TOTAL COMMON STOCKS (Cost $995,825,884)		1,139,741,530

Total Investments (Cost $995,825,884)(a)	97.2%	1,139,741,530
Other Assets in Excess of Liabilities	2.8	33,194,982

NET ASSETS	100.0%	$1,172,936,512

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*	Non-income producing security.
#	American Depository Receipts.
(a)

At October 31, 2010, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $996,426,897 amounted to $143,314,633 which consisted of aggregate gross unrealized appreciation of $200,722,403 and aggregate gross unrealized depreciation of $57,407,770.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Statements of Assets and Liabilities October 31, 2010

	Alger Capital Appreciation Institutional Fund	Alger Large Cap Growth Institutional Fund
ASSETS:
Investments in securities, at value (identified cost)* see accompanying schedules of investments	$955,834,084	$27,759,303
Cash and cash equivalents	29,479,209	1,267,128
Receivable for investment securities sold	17,663,541	258,489
Receivable for shares of beneficial interest sold	6,316,689	206,837
Dividends and interest receivable	550,573	21,918
Prepaid expenses	103,219	27,559
Total Assets	1,009,947,315	29,541,234
LIABILITIES:
Payable for investment securities purchased	22,001,382	382,649
Payable for shares of beneficial interest redeemed	6,035,437	25,930
Accrued investment advisory fees	666,172	17,138
Accrued transfer agent fees	24,858	4,646
Accrued distribution fees	71,303	2,558
Accrued administrative fees	22,617	664
Accrued shareholder servicing fees	213,833	6,276
Accrued other expenses	99,929	30,498
Total Liabilities	29,135,531	470,359
NET ASSETS	$980,811,784	$29,070,875
Net Assets Consist of:
Paid in capital (par value of $.001 per share)	978,612,262	40,245,220
Undistributed net investment income	128,267	179,383
Undistributed net realized gain (accumulated realized loss)	(44,267,855)	(12,541,503)
Net unrealized appreciation on investments	46,339,110	1,187,775
NET ASSETS	$980,811,784	$29,070,875
Net Assets By Class
Class I	$809,467,631	$22,961,153
Class R	$171,344,153	$6,109,722
Shares Of Beneficial Interest Outstanding—Note 6
Class I	41,990,993	1,762,581
Class R	9,226,775	485,170
Net Asset Value Per Share
Class I	$19.28	$13.03
Class R	$18.57	$12.59

*Identified cost	$909,494,974	$26,571,527

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Statements of Assets and Liabilities October 31, 2010

	Alger Mid Cap Growth Institutional Fund	Alger Small Cap Growth Institutional Fund
ASSETS:
Investments in securities, at value (identified cost)* see accompanying schedules of investments	$778,528,226	$1,139,741,530
Cash and cash equivalents	21,662,047	30,198,556
Receivable for investment securities sold	14,123,372	6,290,357
Receivable for shares of beneficial interest sold	1,085,162	3,187,189
Dividends and interest receivable	67,676	111,122
Prepaid expenses	88,812	120,780
Total Assets	815,555,295	1,179,649,534
LIABILITIES:
Payable for investment securities purchased	23,009,663	1,975,671
Payable for shares of beneficial interest redeemed	4,562,342	3,280,477
Accrued investment advisory fees	505,576	797,662
Accrued transfer agent fees	20,130	168,392
Accrued distribution fees	21,172	28,494
Accrued administrative fees	18,294	27,081
Accrued shareholder servicing fees	172,960	256,040
Accrued other expenses	129,749	179,205
Total Liabilities	28,439,886	6,713,022
NET ASSETS	$787,115,409	$1,172,936,512
Net Assets Consist of:
Paid in capital (par value of $.001 per share)	1,235,383,196	1,108,629,238
Undistributed net investment income	225,701	72,431
Undistributed net realized gain (accumulated realized loss)	(478,774,513)	(79,680,803)
Net unrealized appreciation on investments	30,281,025	143,915,646
NET ASSETS	$787,115,409	$1,172,936,512
Net Assets By Class
Class I	$737,099,364	$1,104,865,290
Class R	$50,016,045	$68,071,222
Shares Of Beneficial Interest Outstanding—Note 6
Class I	56,214,072	43,712,910
Class R	3,997,656	2,790,477
Net Asset Value Per Share
Class I	$13.11	$25.28
Class R	$12.51	$24.39

*Identified cost	$748,247,199	$995,825,884

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Statements of Operations

For the year ended October 31, 2010

	Alger Capital Appreciation Institutional Fund	Alger Large Cap Growth Institutional Fund
INCOME
Dividends (net of foreign withholding taxes*)	$10,260,508	$774,990
Interest	14,234	107
Total Income	10,274,742	775,097
EXPENSES
Advisory fees—Note 3(a)	7,280,444	287,154
Distribution fees—Note3(b):
Class R	677,249	29,656
Shareholder servicing fees—Note 3(e)	2,247,051	101,111
Administrative fees—Note 3(a)	247,175	11,122
Custodian fees	97,390	37,249
Interest expenses	—	2,872
Transfer agent fees and expenses—Note 3(d)	158,755	28,402
Printing fees	118,360	7,425
Professional fees	44,160	25,445
Registration fees	113,350	31,918
Trustee fees—Note 3(f)	20,649	17,923
Miscellaneous	160,859	10,699
Total Expenses	11,165,442	590,976
NET INVESTMENT INCOME (LOSS)	(890,700)	184,121
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain on investments	101,637,334	3,578,613
Net realized loss on foreign currency transactions	(388,611)	—
Net change in unrealized appreciation (depreciation) on investments and foreign currency	31,598,335	1,434,610
Net realized and unrealized gain on investments and foreign currency	132,847,058	5,013,223
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$131,956,358	$5,197,344

*Foreign withholding taxes	$44,010	$1,073

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Statements of Operations

For the year ended October 31, 2010

	Alger Mid Cap Growth Institutional Fund	Alger Small Cap Growth Institutional Fund
INCOME
Dividends (net of foreign withholding taxes*)	$10,725,720	$3,389,521
Interest	(121,803)	8,372
Total Income	10,603,917	3,397,893
EXPENSES
Advisory fees—Note 3(a)	6,754,626	9,549,892
Distribution fees—Note3(b):
Class R	261,361	312,667
Shareholder servicing fees—Note 3(e)	2,221,916	2,947,498
Administrative fees—Note 3(a)	244,411	324,225
Custodian fees	138,850	77,360
Interest expenses	6,105	1,070
Transfer agent fees and expenses—Note 3(d)	107,424	886,286
Printing fees	135,280	293,720
Professional fees	47,850	51,450
Registration fees	132,622	143,027
Trustee fees—Note 3(f)	21,835	21,793
Miscellaneous	175,437	209,299
Total Expenses	10,247,717	14,818,287
NET INVESTMENT INCOME (LOSS)	356,200	(11,420,394)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain on investments	140,493,742	92,906,785
Net realized gain on redemption-in-kind	—	9,448,915
Net realized loss on foreign currency transactions	(218,759)	—
Net change in unrealized appreciation (depreciation) on investments and foreign currency	36,648,897	172,896,159
Net realized and unrealized gain on investments and foreign currency	176,923,880	275,251,859
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$177,280,080	$263,831,465

*Foreign withholding taxes	$75,831	$7,405

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Statements of Changes in Net Assets

	Alger Capital Appreciation Institutional Fund
	For the Year Ended October 31, 2010	For the Year Ended October 31, 2009
Net investment income (loss)	$(890,700)	$1,411,789
Net realized gain (loss) on investments and foreign currency	101,248,723	(26,872,941)
Net change in unrealized appreciation on investments and foreign currency	31,598,335	151,801,667
Net increase in net assets resulting from operations	131,956,358	126,340,515
Dividends and distributions to shareholders from:
Net investment income
Class I	(1,279,828)	—
Total dividends and distributions to shareholders	(1,279,828)	—
Increase (decrease) from shares of beneficial interest transactions:
Class I	65,815,020	110,204,995
Class R	62,394,146	20,767,606
Net increase (decrease) from shares of beneficial interest transactions—Note 6	128,209,166	130,972,601
Total increase (decrease)	258,885,696	257,313,116
Net Assets:
Beginning of period	721,926,088	464,612,972
END OF PERIOD	$980,811,784	$721,926,088
Undistributed net investment income (accumulated loss)	$128,267	$1,412,311

See Notes to Financial Statements.

	Alger Large Cap Growth Institutional Fund		Alger Mid Cap Growth Institutional Fund		Alger Small Cap Growth Institutional Fund
	For the Year Ended October 31, 2010	For the Year Ended October 31, 2009	For the Year Ended October 31, 2010	For the Year Ended October 31, 2009	For the Year Ended October 31, 2010	For the Year Ended October 31, 2009
Net investment income (loss)	$184,121	$149,148	$356,200	$(3,952,932)	$(11,420,394)	$(7,511,300)
Net realized gain (loss) on investments and foreign currency	3,578,613	(3,618,992)	140,274,983	(251,223,862)	102,355,700	(93,926,865)
Net change in unrealized appreciation on investments and foreign currency	1,434,610	12,233,784	36,648,897	415,716,107	172,896,159	260,838,132
Net increase in net assets resulting from operations	5,197,344	8,763,940	177,280,080	160,539,314	263,831,465	159,399,967
Dividends and distributions to shareholders from:
Net investment income
Class I	(150,594)	—	—	—	—	—
Total dividends and distributions to shareholders	(150,594)	—	—	—	—	—
Increase (decrease) from shares of beneficial interest transactions:
Class I	(20,603,532)	11,139,323	(303,170,480)	(160,675,767)	(113,843,842)	183,192,236
Class R	(717,668)	(84,562)	(10,849,685)	1,572,053	2,465,726	4,315,508
Net increase (decrease) from shares of beneficial interest transactions—Note 6	(21,321,200)	11,054,761	(314,020,165)	(159,103,714)	(111,378,116)	187,507,744
Total increase (decrease)	(16,274,450)	19,818,701	(136,740,085)	1,435,600	152,453,349	346,907,711
Net Assets:
Beginning of period	45,345,325	25,526,624	923,855,494	922,419,894	1,020,483,163	673,575,452
END OF PERIOD	$29,070,875	$45,345,325	$787,115,409	$923,855,494	$1,172,936,512	$1,020,483,163
Undistributed net investment income (accumulated loss)	$179,383	$148,047	$225,701	$(6,928)	$72,431	$59,813

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation Institutional Fund

	Class I
	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007	Year ended 10/31/2006
Net asset value, beginning of period	$16.41	$13.23	$22.27	$15.77	$13.28
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	0.00	0.04	(0.04)	(0.06)	(0.06)
Net realized and unrealized gain (loss) on investments	2.90	3.14	(9.00)	6.56	2.55
Total from investment operations	2.90	3.18	(9.04)	6.50	2.49
Dividends from net investment income	(0.03)	—	—	—	—
Net asset value, end of period	$19.28	$16.41	$13.23	$22.27	$15.77
Total return	17.7%	23.9%	(40.6)%	41.3%	18.7%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$809,468	$632,250	$411,056	$537,928	$165,422
Ratio of gross expenses to average net assets	1.17%	1.21%	1.18%	1.23%	1.27%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.17%	1.21%	1.18%	1.23%	1.27%
Ratio of net investment income (loss) to average net assets	(0.02)%	0.32%	(0.21)%	(0.33)%	(0.38)%
Portfolio turnover rate	209.52%	306.87%	291.85%	232.13%	225.25%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation Institutional Fund

	Class R
	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007	Year ended 10/31/2006
Net asset value, beginning of period	$15.86	$12.85	$21.75	$15.47	$13.09
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.10)	(0.02)	(0.13)	(0.16)	(0.15)
Net realized and unrealized gain (loss) on investments	2.81	3.03	(8.77)	6.44	2.53
Total from investment operations	2.71	3.01	(8.90)	6.28	2.38
Net asset value, end of period	$18.57	$15.86	$12.85	$21.75	$15.47
Total return	17.1%	23.3%	(40.9)%	40.6%	18.2%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$171,344	$89,676	$53,557	$39,442	$5,969
Ratio of gross expenses to average net assets	1.67%	1.71%	1.68%	1.72%	1.79%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.67%	1.71%	1.68%	1.72%	1.79%
Ratio of net investment income (loss) to average net assets	(0.55)%	(0.18)%	(0.70)%	(0.86)%	(0.90)%
Portfolio turnover rate	209.52%	306.87%	291.85%	232.13%	225.25%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Large Cap Growth Institutional Fund

	Class I
	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007	Year ended 10/31/2006
Net asset value, beginning of period	$11.17	$9.48	$16.87	$13.25	$12.56
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	0.07	0.04	(0.01)	(0.03)	(0.01)
Net realized and unrealized gain (loss) on investments	1.83	1.65	(7.38)	3.65	0.74
Total from investment operations	1.90	1.69	(7.39)	3.62	0.73
Dividends from net investment income	(0.04)	—	—	—	(0.04)
Net asset value, end of period	$13.03	$11.17	$9.48	$16.87	$13.25
Total return	17.1%	17.7%	(43.8)%	27.3%	5.8%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$22,961	$39,412	$20,415	$52,127	$106,335
Ratio of gross expenses to average net assets	1.36%	1.37%	1.23%	1.32%	1.21%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.36%	1.37%	1.23%	1.32%	1.21%
Ratio of net investment income (loss) to average net assets	0.56%	0.46%	0.04%	(0.19)%	(0.08)%
Portfolio turnover rate	58.73%	87.57%	187.80%	192.18%	322.72%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Large Cap Growth Institutional Fund

	Class R
	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007	Year ended 10/31/2006
Net asset value, beginning of period	$10.83	$9.24	$16.52	$13.04	$12.39
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.02)	0.00	(0.08)	(0.10)	(0.08)
Net realized and unrealized gain (loss) on investments	1.78	1.59	(7.20)	3.58	0.73
Total from investment operations	1.76	1.59	(7.28)	3.48	0.65
Net asset value, end of period	$12.59	$10.83	$9.24	$16.52	$13.04
Total return	16.3%	17.2%	(44.1)%	26.7%	5.3%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$6,110	$5,933	$5,112	$8,747	$5,372
Ratio of gross expenses to average net assets	2.05%	1.89%	1.73%	1.81%	1.71%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	2.05%	1.89%	1.73%	1.81%	1.71%
Ratio of net investment income (loss) to average net assets	(0.16)%	(0.03)%	(0.55)%	(0.72)%	(0.59)%
Portfolio turnover rate	58.73%	87.57%	187.80%	192.18%	322.72%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Mid Cap Growth Institutional Fund

	Class I
	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007	Year ended 10/31/2006
Net asset value, beginning of period	$10.68	$8.76	$23.24	$17.29	$17.57
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	0.01	(0.04)	(0.09)	(0.11)	(0.09)
Net realized and unrealized gain (loss) on investments	2.42	1.96	(10.85)	7.44	1.69
Total from investment operations	2.43	1.92	(10.94)	7.33	1.60
Distributions from net realized gains	—	—	(3.54)	(1.38)	(1.88)
Net asset value, end of period	$13.11	$10.68	$8.76	$23.24	$17.29
Total return	22.8%	21.8%	(55.0)%	45.5%	9.5%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$737,099	$872,936	$882,046	$2,032,326	$1,349,500
Ratio of gross expenses to average net assets	1.12%	1.17%	1.11%	1.17%	1.13%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.12%	1.17%	1.11%	1.17%	1.13%
Ratio of net investment income (loss) to average net assets	0.07%	(0.44)%	(0.56)%	(0.54)%	(0.54)%
Portfolio turnover rate	193.69%	297.99%	324.49%	274.32%	253.59%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Mid Cap Growth Institutional Fund

	Class R
	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007	Year ended 10/31/2006
Net asset value, beginning of period	$10.24	$8.45	$22.64	$16.95	$17.34
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.05)	(0.08)	(0.16)	(0.20)	(0.18)
Net realized and unrealized gain (loss) on investments	2.32	1.87	(10.49)	7.27	1.67
Total from investment operations	2.27	1.79	(10.65)	7.07	1.49
Distributions from net realized gains	—	—	(3.54)	(1.38)	(1.88)
Net asset value, end of period	$12.51	$10.24	$8.45	$22.64	$16.95
Total return	22.2%	21.0%	(55.3)%	44.7%	9.0%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$50,016	$50,919	$40,374	$69,877	$43,355
Ratio of gross expenses to average net assets	1.65%	1.68%	1.61%	1.67%	1.63%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.65%	1.68%	1.61%	1.67%	1.63%
Ratio of net investment income (loss) to average net assets	(0.46)%	(0.96)%	(1.05)%	(1.04)%	(1.05)%
Portfolio turnover rate	193.69%	297.99%	324.49%	274.32%	253.59%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Small Cap Growth Institutional Fund

	Class I
	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007	Year ended 10/31/2006
Net asset value, beginning of period	$19.90	$16.52	$30.30	$23.98	$19.97
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.22)	(0.16)	(0.23)	(0.21)	(0.16)
Net realized and unrealized gain (loss) on investments	5.60	3.54	(13.55)	6.53	4.17
Total from investment operations	5.38	3.38	(13.78)	6.32	4.01
Net asset value, end of period	$25.28	$19.90	$16.52	$30.30	$23.98
Total return	27.0%	20.5%	(45.5)%	26.4%	20.1%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,104,866	$968,776	$634,542	$894,802	$305,843
Ratio of gross expenses to average net assets	1.23%	1.32%	1.27%	1.33%	1.31%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	(0.03)%	0.00%
Ratio of net expenses to average net assets	1.23%	1.32%	1.27%	1.30%	1.31%
Ratio of net investment income (loss) to average net assets	(0.94)%	(0.94)%	(0.97)%	(0.78)%	(0.74)%
Portfolio turnover rate	61.40%	90.49%	62.68%	67.53%	88.67%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Small Cap Growth Institutional Fund

	Class R
	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007	Year ended 10/31/2006
Net asset value, beginning of period	$19.30	$16.08	$29.64	$23.58	$19.74
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.31)	(0.22)	(0.35)	(0.35)	(0.28)
Net realized and unrealized gain (loss) on investments	5.40	3.44	(13.21)	6.41	4.12
Total from investment operations	5.09	3.22	(13.56)	6.06	3.84
Net asset value, end of period	$24.39	$19.30	$16.08	$29.64	$23.58
Total return	26.4%	20.1%	(45.8)%	25.7%	19.5%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$68,071	$51,707	$39,033	$47,042	$8,018
Ratio of gross expenses to average net assets	1.69%	1.73%	1.77%	1.86%	1.83%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	(0.03)%	0.00%
Ratio of net expenses to average net assets	1.69%	1.73%	1.77%	1.83%	1.83%
Ratio of net investment income (loss) to average net assets	(1.40)%	(1.35)%	(1.47)%	(1.32)%	(1.26)%
Portfolio turnover rate	61.40%	90.49%	62.68%	67.53%	88.67%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS

NOTE 1 — General:

The Alger Institutional Funds (the “Trust”), is a diversified, open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Trust operates as a series company and currently issues an unlimited number of shares of beneficial interest in four funds — Alger Capital Appreciation Institutional Fund, Alger Large Cap Growth Institutional Fund, Alger Mid Cap Growth Institutional Fund and Alger Small Cap Growth Institutional Fund (collectively, the “Funds” or individually, each a “Fund”). The Funds normally invest primarily in equity securities and each has an investment objective of long-term capital appreciation.

Each Fund offers Class I and Class R shares. Each class has identical rights to assets and earnings except that only Class R shares have a plan of distribution and bear the related expenses.

NOTE 2 — Significant Accounting Policies:

(a) Investment Valuation: The Funds value their financial instruments at fair value using independent dealers or pricing services under policies approved by the Board. Investments of the Funds are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern time).

Equity securities and option contracts for which such information is readily available are valued at the last reported sales price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of reported sales, securities are valued at a price within the bid and ask price or, in the absence of a recent bid or ask price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Debt securities generally trade in the over-the-counter market.  Securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

Securities in which the Funds invest may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

markets and the close of the NYSE may result in adjustments to the closing prices to reflect what the investment adviser, pursuant to policies established by the Board of Trustees, believes to be the fair value of these securities as of the close of the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open.

Financial Accounting Standards Board Accounting Standards Codification 820 — Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•                  Level 1 — quoted prices in active markets for identical investments

•                  Level 2 — significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The Funds’ valuation techniques are consistent with the market approach whereby prices and other relevant information generated by market transactions involving identical or comparable assets are used to measure fair value.  Inputs for Level 1 include exchange listed prices and broker quotes in an active market. Inputs for Level 2 include the last trade price in the case of a halted security, a broker quote in an inactive market, an exchange listed price which has been adjusted for fair value factors, and prices of closely related securities.  Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities.  Inputs for Level 3 include derived prices from unobservable market information which can include cash flows and other information obtained from a company’s financial statements, or from market indicators such as benchmarks and indices.

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. denominated dollars and short-term securities maturing in sixty days or less.  Such short-term securities are valued at amortized cost which approximates market value.

(c) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

(d) Foreign Currency Translations: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the Statement of Operations.

(e) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Funds on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are declared and paid annually after the end of the fiscal year in which earned.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from, or in excess of net investment income, net realized gain on investment transactions or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the difference in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at fiscal year end and have no impact on the net asset value of the Fund and are designed to present the Fund’s capital accounts on a tax basis.

(f) Federal Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided that the Funds maintain such compliance, no federal income tax provision is required. Each Fund is treated as a separate entity for the purpose of determining such compliance.

Financial Accounting Standards Board Accounting Standards Codification 740 — Income Taxes (“ASC 740”) requires the Funds to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position.  No tax years are currently under investigation.  The Funds file income tax returns in the U.S. Federal jurisdiction, as well as the New York State and New York City jurisdictions.  Based upon their review of tax positions for the Funds’ open tax years of 2007-2010 in these jurisdictions, the Funds have determined that ASC 740 did not have a material impact on the Funds’ financial statements for the year ended October 31, 2010.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

(g) Allocation Methods: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund’s operations; expenses which are applicable to all Funds are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Fund are allocated among the Fund’s classes based on relative net assets, with the exception of distribution fees and transfer agency fees.

(h) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates.

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory and Administration Fees: Fees incurred by each Fund, pursuant to the provisions of its Investment Advisory Agreement and its Administration Agreement with Fred Alger Management, Inc. (Alger Management), are payable monthly and computed based on the value of the average daily net assets of each Fund, at the following rates:

	Advisory Fee	Administration Fee
Alger Capital Appreciation Institutional Fund	.81%	.0275%
Alger Large Cap Growth Institutional Fund	.71	.0275
Alger Mid Cap Growth Institutional Fund	.76	.0275
Alger Small Cap Growth Institutional Fund	.81	.0275

(b) Distribution Fees: Class R Shares: The Funds have adopted a Distribution Plan pursuant to which Class R shares of each Fund pay Fred Alger & Company, Incorporated, the Trust’s distributor (the “Distributor” or “Alger Inc.”) and an affiliate of Alger Management, a fee at the annual rate of 0.50% of the respective average daily net assets of the Class R shares of the designated Fund to compensate the Distributor for its activities and expenses incurred in distributing the Class R shares. The fees charged may be more or less than the expenses incurred by the Distributor.

(c) Brokerage Commissions: During the year ended October 31, 2010, the Alger Capital Appreciation Institutional Fund, Alger Large Cap Growth Institutional Fund, Alger Mid Cap Growth Institutional Fund and Alger Small Cap Growth Institutional Fund paid the Alger Inc. commissions of $1,915,280, $23,351, $2,032,198 and $815,753, respectively, in connection with securities transactions.

(d) Shareholder Administrative Fees:  The Trust has entered into a shareholder administrative services agreement with Alger Management, to compensate Alger Management on a per account basis for its liaison and administrative oversight of Boston Financial Data Services, Inc. (“BFDS”) the transfer agent, and other related services. Effective June 1, 2010 the Fund compensates Alger Management at the annual rate of 0.01% of the average daily net assets for these services.  From November 1, 2009 through October 31, 2010, the Alger Capital Appreciation Institutional Fund, Alger Large Cap Growth Institutional Fund, Alger Mid Cap Growth Institutional Fund and Alger Small Cap Growth

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Institutional Fund incurred fees of $46,968, $1,481, $38,792 and $133,664, respectively, for these services provided by Alger Management, which are included in the transfer agent fees and expenses in the Statement of Operations.

(e) Shareholder Servicing Fees: The Trust has entered into a shareholder servicing agreement with Alger Inc. whereby Alger Inc. provides the Trust with ongoing servicing of shareholder accounts. As compensation for such services, each Fund pays Alger Inc. a monthly fee at an annual rate of 0.25% of the value of its average daily net assets.  The fees charged may be more or less than the expenses incurred by the Distributor.

(f) Trustee Fees: From November 1, 2009 through February 8, 2010 the Fund paid each trustee who is not affiliated with Alger Management or its affiliates $500 for each meeting attended, to a maximum of $2,000 per annum, plus travel expenses incurred for attending the meeting. The chairman of the Board of Trustees received an additional annual fee of $10,000 paid, pro rata, by all funds managed by Alger Management. Additionally, each member of the audit committee received an additional $50 for each audit committee meeting attended, to a maximum of $200 per annum.

Effective February 9, 2010 the Fund pays each trustee who is not affiliated with Alger Management or its affiliates $750 for each meeting attended, to a maximum of $3,000 per annum. The Chairman of the Board of Trustees receives an additional annual fee of $15,000 which is paid, pro rata, by all funds managed by Alger Management. Additionally, each member of the audit committee receives an additional $75 from each Fund for each audit committee meeting attended, to a maximum of $300 per annum.

(g) Interfund Loans: The Funds, along with other funds advised by Alger Management, may borrow money from and lend money to each other for temporary or emergency purposes. To the extent permitted under its investment restrictions, each fund may lend uninvested cash in an amount up to 15% of its net assets to other funds, and each fund may borrow in an amount up to 10% of its net assets from other funds. If a fund has borrowed from other funds and has aggregate borrowings from all sources that exceed 10% of the fund’s total assets, such fund will secure all of its loans from other funds. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the funds.

During the year ended October 31, 2010, Alger Large Cap Growth Institutional Fund, Alger Mid Cap Growth Institutional Fund and Alger Small Cap Growth Institutional Fund incurred interest expense of $2,609, $5,309 and $1,068, respectively, in connection with interfund loans.

(h) Other Transactions With Affiliates: Certain officers of the Trust are directors and officers of Alger Management and the Distributor.

NOTE 4 — Securities Transactions:

The following summarizes the securities transactions by the Funds, other than short-term securities, for the year ended October 31, 2010:

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	PURCHASES	SALES
Alger Capital Appreciation Institutional Fund	$1,883,119,628	$1,758,757,468
Alger Large Cap Growth Institutional Fund	22,948,822	45,466,800
Alger Mid Cap Growth Institutional Fund	1,662,858,274	1,987,976,130
Alger Small Cap Growth Institutional Fund	692,028,404	795,942,312

NOTE 5 — Borrowings:

The Funds may borrow from their custodian on an uncommitted basis. Each Fund pays the custodian a market rate of interest, generally based upon the London Inter-Bank Offer Rate.  The Funds may also borrow from other funds advised by Alger Management, as discussed in Note 3 (g).  For the year ended October 31, 2010, the Funds had the following borrowings:

	AVERAGE DAILY BORROWING	WEIGHTED AVERAGE INTEREST RATE
Alger Large Cap Growth Institutional Fund	$233,203	1.21%
Alger Mid Cap Growth Institutional Fund	474,609	1.27
Alger Small Cap Growth Institutional Fund	89,824	1.17

The highest amount borrowed during the year ended October 31, 2010 for each Fund was as follows:

Highest Borrowing
Alger Large Cap Growth Institutional Fund	$13,900,000
Alger Mid Cap Growth Institutional Fund	11,800,000
Alger Small Cap Growth Institutional Fund	32,750,000

NOTE 6 — Share Capital:

The Trust has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into four series. Each series is divided into two separate classes. The transactions of shares of beneficial interest were as follows:

	FOR THE YEAR ENDED OCTOBER 31, 2010		FOR THE YEAR ENDED OCTOBER 31, 2009
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Capital Appreciation Institutional Fund
Class I:
Shares sold	19,473,961	$352,937,591	16,446,402	$232,156,222
Dividends reinvested	66,060	1,200,314	—	—
Shares redeemed	(16,081,225)	(288,322,885)	(8,984,090)	(121,951,227)
Net increase	3,458,796	$65,815,020	7,462,312	$110,204,995
Class R:
Shares sold	5,268,214	$91,995,788	2,990,070	$40,590,323
Shares redeemed	(1,696,170)	(29,601,642)	(1,501,721)	(19,822,717)
Net increase	3,572,044	$62,394,146	1,488,349	$20,767,606

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED OCTOBER 31, 2010		FOR THE YEAR ENDED OCTOBER 31, 2009
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Large Cap Growth Institutional Fund
Class I:
Shares sold	777,982	$9,369,072	2,958,754	$25,717,486
Dividends reinvested	9,295	111,911	—	—
Shares redeemed	(2,552,508)	(30,084,515)	(1,584,526)	(14,578,163)
Net increase (decrease)	(1,765,231)	$(20,603,532)	1,374,228	$11,139,323
Class R:
Shares sold	110,668	$1,296,682	239,711	$2,125,392
Shares redeemed	(173,294)	(2,014,350)	(245,364)	(2,209,954)
Net decrease	(62,626)	$(717,668)	(5,653)	$(84,562)

Alger Mid Cap Growth Institutional Fund
Class I:
Shares sold	15,997,853	$192,249,971	35,609,288	$308,744,989
Shares redeemed	(41,542,288)	(495,420,451)	(54,506,231)	(469,420,756)
Net decrease	(25,544,435)	$(303,170,480)	(18,896,943)	$(160,675,767)
Class R:
Shares sold	1,296,391	$14,963,925	2,664,061	$22,313,098
Shares redeemed	(2,270,655)	(25,813,610)	(2,471,521)	(20,741,045)
Net increase (decrease)	(974,264)	$(10,849,685)	192,540	$1,572,053

Alger Small Cap Growth Institutional Fund
Class I:
Shares sold	20,108,242	$459,585,650	26,159,300	$455,501,592
Shares redeemed	(25,069,150)	(573,429,492)	(15,905,263)	(272,309,356)
Net increase (decrease)	(4,960,908)	$(113,843,842)	10,254,037	$183,192,236
Class R:
Shares sold	930,438	$20,803,418	990,808	$16,206,954
Shares redeemed	(819,511)	(18,337,692)	(738,750)	(11,891,446)
Net increase	110,927	$2,465,726	252,058	$4,315,508

During the year ended October 31, 2010, shares redeemed for the Alger Small Cap Growth Institutional Fund included a redemption-in-kind of 1,732,850 Class I shares valued at $38,781,182.

During the year ended October 31, 2009, shares redeemed for the Alger Mid Cap Growth Institutional Fund included a redemption-in-kind of 1,609,811 Class I shares valued at $14,037,554 and 10,318 Class R shares valued at $86,468.

NOTE 7 — Income Tax Information:

The tax character of distributions paid, during the years ended October 31, 2010 and the year ended October 31, 2009 were as follows:

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED OCTOBER 31, 2010	FOR THE YEAR ENDED OCTOBER 31, 2009
Alger Capital Appreciation Institutional Fund
Distributions paid from:
Ordinary Income	$1,279,828	—
Long-term capital gain	—	—
Total distributions paid	$1,279,828	—

Alger Large Cap Growth Institutional Fund
Distributions paid from:
Ordinary Income	150,594	—
Long-term capital gain	—	—
Total distributions paid	$150,594	—

Alger Mid Cap Growth Institutional Fund
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	—	—
Total distributions paid	—	—

Alger Small Cap Growth Institutional Fund
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	—	—
Total distributions paid	—	—

As of October 31, 2010, the components of accumulated gains and losses on a tax basis were as follows:

Capital Appreciation Fund
Undistributed ordinary income	—
Undistributed long-term gains	—
Net accumulated earnings	—
Capital loss carryforwards	$(38,846,382)
Net unrealized appreciation	41,045,900
Total accumulated gains	$2,199,518

Large Cap Growth Fund
Undistributed ordinary income	179,383
Undistributed long-term gains	—
Net accumulated earnings	179,383
Capital loss carryforwards	(12,511,347)
Net unrealized appreciation	1,157,619
Total accumulated losses	$(11,174,345)

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Mid Cap Growth Fund
Undistributed ordinary income	1,898,328
Undistributed long-term gains	—
Net accumulated earnings	1,898,328
Capital loss carryforwards	(476,380,107)
Net unrealized appreciation	26,213,995
Total accumulated losses	$(448,267,784)

Small Cap Growth Fund
Undistributed ordinary income	—
Undistributed long-term gains	—
Net accumulated earnings	—
Capital loss carryforwards	(79,007,358)
Net unrealized appreciation	143,314,633
Total accumulated gains	$64,307,275

At October 31, 2010, the Funds, for federal income tax purposes, had capital loss carryforwards which expire as set forth in the table below. These amounts may be applied against future net realized gains until the earlier of their utilization or expiration.

Expiration Dates	Alger Capital Appreciation Institutional Fund	Alger Large Cap Growth Institutional Fund	Alger Mid Cap Growth Institutional Fund	Alger Small Cap Growth Institutional Fund
2011	—	$2,775,036	—	—
2016	—	5,521,428	$154,341,477	—
2017	$38,846,382	4,214,883	322,038,630	$79,007,358
Total	38,846,382	12,511,347	476,380,107	79,007,358

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales, the tax treatment of premium/discount on debt securities, the tax treatment of partnerships investments, the realization of unrealized appreciation of Passive Foreign Investment Companies, and return of capital from Real Estate Investment Trust investments.

Permanent differences, primarily from net operating losses and real estate investment trusts and partnership investments sold by the Portfolios, resulted in the following reclassifications among the Portfolio’s components of net assets at October 31, 2010:

Capital Appreciation Fund
Accumulated Undistributed Net Investment Income	$886,484
Accumulated Net Realized Gain	$974,613
Paid-in Capital	$(1,861,097)

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Large Cap Growth Fund
Accumulated Undistributed Net Investment Income	$(2,191)
Accumulated Net Realized Gain	$29,551
Paid-in Capital	$(27,360)

Mid Cap Growth Fund
Accumulated Undistributed Net Investment Income	$(123,571)
Accumulated Net Realized Gain	$1,594,408
Paid-in Capital	$(1,470,837)

Small Cap Growth Fund
Accumulated Undistributed Net Investment Income	$11,433,012
Accumulated Net Realized Loss	$(9,478,428)
Paid-in Capital	$(1,954,584)

NOTE 8 — Fair Value Measurements:

The major categories of securities and their respective fair value inputs are detailed in each Fund’s Schedule of Investments.  The following is a summary of the inputs used as of October 31, 2010 in valuing the Funds’ investments carried at fair value:

Alger Capital Appreciation Institutional Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$123,618,125	$123,618,125	—	—
Consumer Staples	47,470,111	47,470,111	—	—
Energy	100,770,788	90,325,812	10,444,976	—
Financials	51,554,309	51,554,309	—	—
Health Care	93,899,194	93,899,194	—	—
Industrials	150,111,782	150,111,782	—	—
Information Technology	334,212,414	334,212,414	—	—
Materials	54,197,361	54,197,361	—	—
TOTAL COMMON STOCKS	$955,834,084	$945,389,108	$10,444,976	—
TOTAL INVESTMENTS IN SECURITIES	$955,834,084	$945,389,108	$10,444,976	—

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Large Cap Growth Institutional Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$3,030,779	$3,030,779	—	—
Consumer Staples	2,768,423	2,768,423	—	—
Energy	2,460,394	2,460,394	—	—
Financials	1,921,664	1,921,664	—	—
Health Care	3,207,696	3,207,696	—	—
Industrials	3,465,242	3,465,242	—	—
Information Technology	9,179,270	9,179,270	—	—
Materials	1,314,896	1,314,896	—	—
Telecommunication Services	159,103	159,103	—	—
Utilities	251,836	251,836	—	—
TOTAL COMMON STOCKS	$27,759,303	$27,759,303	—	—
TOTAL INVESTMENTS IN SECURITIES	$27,759,303	$27,759,303	—	—

Alger Mid Cap Growth Institutional Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$150,135,286	$150,135,286	—	—
Consumer Staples	11,218,303	11,218,303	—	—
Energy	62,637,063	49,837,559	12,799,504	—
Financials	66,922,633	66,922,633	—	—
Health Care	114,879,017	114,879,017	—	—
Industrials	124,111,600	124,111,600	—	—
Information Technology	195,890,595	195,890,595	—	—
Materials	36,453,537	36,453,537	—	—
TOTAL COMMON STOCKS	$762,248,034	$749,448,530	$12,799,504	—
CONVERTIBLE CORPORATE BONDS
Telecommunication Services	$10,590,195	—	$10,590,195	—
CONVERTIBLE PREFERRED STOCK
Health Care	$5,689,997	—	—	$5,689,997
TOTAL INVESTMENTS IN SECURITIES	$778,528,226	$749,448,530	$23,389,699	$5,689,997

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Small Cap Growth Institutional Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$222,397,522	$222,397,522	—	—
Consumer Staples	31,379,037	31,379,037	—	—
Energy	47,532,972	47,532,972	—	—
Financials	40,558,292	40,558,292	—	—
Health Care	203,947,216	203,947,216	—	—
Industrials	222,407,366	222,407,366	—	—
Information Technology	288,593,536	288,593,536	—	—
Materials	52,681,505	52,681,505	—	—
Telecommunication Services	16,758,829	16,758,829	—	—
Utilities	13,485,255	13,485,255	—	—
TOTAL COMMON STOCKS	$1,139,741,530	$1,139,741,530	—	—
TOTAL INVESTMENTS IN SECURITIES	$1,139,741,530	$1,139,741,530	—	—

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL3)
Alger Mid Cap Growth Institutional Fund	Trading Securities
Opening balance at November 1, 2009	$—
Net realized and unrealized gain (loss) on investments, foreign currency and options
Purchases, issuances, and settlements	5,689,997
Transfers in and/ or out of level 3
Closing balance at October 31, 2010	5,689,997
The amount of net realized and unrealized gain (loss) on investments, foreign currency and options for the period attributable to change in unrealized appreciation (depreciation) relating to investments still held at October 31, 2010	$—

NOTE 9 — Derivatives:

Financial Accounting Standards Board Accounting Standards Codification 815 — Derivatives and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Forward currency contracts—In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Funds may enter into forward currency contracts. Additionally, each Fund may enter into such contracts to economically hedge certain other foreign currency denominated investments. These contracts are valued at the current cost of covering or offsetting such contracts, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, a Fund could be exposed to foreign currency fluctuations.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Options—The Funds seek to capture the majority of the returns associated with equity market investments. To meet this investment goal, the Funds invest in a broadly diversified portfolio of common stocks, while also buying and selling call and put options on equities and equity indices. The Funds purchase call options to increase their exposure to stock market risk and also provide diversification of risk.  The Funds purchase put options in order to protect from significant market declines that may occur over a short period of time.  The Funds will write covered call and cash secured put options to generate cash flows while reducing the volatility of the Funds’ portfolio.  The cash flows may be an important source of the Funds’ return, although written call options may reduce the Funds’ ability to profit from increases in the value of the underlying security or equity portfolio.  The value of a call option generally increases as the price of the underlying stock increases and decreases as the stock decreases in price.  Conversely, the value of a put option generally increases as the price of the underlying stock decreases and decreases as the stock increases in price.  The combination of the diversified stock portfolio and the purchase and sale of options is intended to provide the Funds with the majority of the returns associated with equity market investments but with reduced volatility and returns that are augmented with the cash flows from the sale of options.

There were no derivative transactions for the year ended October 31, 2010.

NOTE 10 — Litigation:

In October 2006, Alger Management, the Distributor and Alger Shareholder Services, Inc. entered into a settlement with the office of the New York State Attorney General, and in January 2007, the Manager and Distributor entered into a settlement with the Securities and Exchange Commission (the “SEC”) in connection with practices in the mutual fund industry identified as “market timing” and “late trading.” As part of these settlements, without admitting or denying liability, the firms consented to the payment of $30 million to reimburse fund shareholders; a fine of $10 million; and certain other remedial measures including a reduction in management fees of $1 million per year for five years. The $40 million was paid into an SEC Fair Fund for distribution to investors.

On August 31, 2005, the West Virginia Securities Commissioner (the “WVSC”), in an ex parte Summary Order to Cease and Desist and Notice of Right to Hearing, concluded that the Manager and the Distributor had violated the West Virginia Uniform Securities Act (the “WVUSA”), and ordered the Manager and the Distributor to cease and desist from further violations of the WVUSA by engaging in the market-timing-related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the WVSC. Other firms unaffiliated with the Manager were served with similar orders. The Manager and the Distributor intend to request a hearing for the purpose of seeking to vacate or modify the order.

In addition, in 2003 and 2004 several purported class actions and shareholder derivative suits were filed against various parties in the mutual fund industry, including the Manager, certain mutual funds managed by the Manager (the “Alger Mutual Funds”), and certain current and former Alger Mutual Fund trustees and officers, alleging wrongful conduct related to market-timing and late-trading by mutual fund shareholders. These cases were transferred to the U.S. District Court of Maryland by the Judicial Panel on Multidistrict

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Litigation for consolidated pre-trial proceedings under the caption number 1:04-MD-15863 (JFM). After a number of the claims in the Alger lawsuits, including all claims against Alger Mutual Funds and their independent trustees, were dismissed by the court, the Alger-related class and derivative suits were settled.  A Final Judgment and Order approving the settlement was entered on October 25, 2010.  No appeals from the Final Judgment and Order were filed within the allotted time limit. The settlement was paid by insurance, and had no financial impact on the Alger Mutual Funds.

NOTE 11 — Recent Accounting Pronouncements:

On January 21, 2010, the FASB issued Accounting Standards Update (ASU) 2010-06.  The ASU amends ASC 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements.  It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value.  The application of ASU 2010-06 is required for fiscal years and interim periods beginning after December 15, 2009.  The implications of ASU 2010-06 is not expected to have a material impact on the financial statements of the Funds.

NOTE 12 — Subsequent Events:

Management of the Fund has evaluated events that have occurred subsequent to October 31, 2010.  No such events have been identified which require recognition and disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

The Alger Institutional Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Alger Institutional Funds (the “Funds”) comprising the Alger Capital Appreciation Institutional Fund, Alger Large Cap Growth Institutional Fund, Alger Mid Cap Growth Institutional Fund, and Alger Small Cap Growth Institutional Fund as of October 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Funds’ financial highlights for the respective periods ended October 31, 2008 were audited by other auditors, whose reports dated December 16, 2008, expressed unqualified opinions on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, present fairly, in all material respects, the financial position of each of the portfolios constituting The Alger Institutional Funds as of October 31, 2010, the results of their operations, and the changes in their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

New York, New York

December 27, 2010

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting May 1, 2010 and ending October 31, 2010.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During the Six Months Ended October 31, 2010(a)	Ratio of Expenses to Average Net Assets For the Six Months Ended October 31, 2010(b)
Alger Capital Appreciation Institutional Fund
Class I	Actual	$1,000.00	$1,011.01	$(5.91)	1.17%
	Hypothetical(c)	1,000.00	980.67	(5.82)	1.17
Class R	Actual	1,000.00	1,008.14	(8.47)	1.67
	Hypothetical(c)	1,000.00	983.23	(8.36)	1.67

Alger Large Cap Growth Institutional Fund
Class I	Actual	$1,000.00	$1,027.60	$(6.95)	1.36%
	Hypothetical(c)	1,000.00	981.65	(6.79)	1.36
Class R	Actual	1,000.00	1,023.58	(10.45)	2.05
	Hypothetical(c)	1,000.00	985.13	(10.25)	2.05

Alger Mid Cap Growth Institutional Fund
Class I	Actual	$1,000.00	$1,014.71	$(5.69)	1.12%
	Hypothetical(c)	1,000.00	980.45	(5.60)	1.12
Class R	Actual	1,000.00	1,012.14	(8.37)	1.65
	Hypothetical(c)	1,000.00	983.11	(8.25)	1.65

Alger Small Cap Growth Institutional Fund
Class I	Actual	$1,000.00	$1,005.97	$(6.23)	1.23%
	Hypothetical(c)	1,000.00	981.01	(6.15)	1.23
Class R	Actual	1,000.00	1,003.29	(8.53)	1.69
	Hypothetical(c)	1,000.00	983.31	(8.45)	1.69

(a)	Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Annualized.
(c)	5% annual return before expenses.

Tax Information

In accordance with subchapter M of the Internal Revenue Code of 1986, as amended, for the year ended October 31, 2010, 100.00%, and 100.00% of the Alger Large Cap Institutional Growth Fund, and Alger Mid Cap Growth Institutional Fund’s ordinary dividend qualified for the dividends received deduction for corporations.  For the year ended October 31, 2010, certain dividends paid by the Funds may be subject to a maximum rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  Of the distributions paid during the fiscal year, the following represents the maximum amount that may be considered qualified dividend income:

Alger Large Cap Growth Institutional Fund	$646,061
Alger Capital Appreciation Institutional Fund	$3,324,751

Shareholders should not use the above information to prepare their tax returns.  Since the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2010.  Such notification, which will reflect the amount to be used by tax payers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2011.  Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

Trustees and Officers of the Fund

Information about the trustees and officers of the Fund is set forth below.  In the table the term “Alger Fund Complex” refers to the Fund, The Alger Funds, The Alger Portfolios, Alger China-U.S. Growth Fund and The Alger Funds II, each of which is a registered investment company managed by Fred Alger Management, Inc. (“Alger Management”).  Each Trustee serves until an event of termination, such as death or resignation, or until his successor is duly elected; each officer’s term of office is one year. Unless otherwise noted, the address of each person named below is 111 Fifth Avenue, New York, NY 10003.

Name, Age, Position with the Fund	Principal Occupations	Trustee and/or Officer Since	Number of Funds in the Alger Fund Complex which are Overseen by Trustee
INTERESTED TRUSTEE

Hilary M. Alger (49)	Director of Development, Pennsylvania Ballet since 2004; Associate Director of Development, College of Arts and Sciences and Graduate School, University of Virginia 1999-2003.	2003	27

NON-INTERESTED TRUSTEE

Charles F. Baird, Jr. (57)	Managing Partner of North Castle Partners, a private equity securities group; Chairman of Leiner Health Products, Enzymatic Therapy and Caleel & Hayden (skincare business); former Chairman of Elizabeth Arden Day Spas, Naked Juice, Equinox (fitness company) and EAS (manufacturer of nutritional products). Formerly Managing Director of AEA Investors, Inc.	2000	27

Roger P. Cheever (65)	Associate Vice President for Principal Gifts, and Senior Associate Dean for Development in the Faculty of Arts and Sciences at Harvard University; Formerly Deputy Director of the Harvard College Fund.	2000	27

Lester L. Colbert Jr. (76)	Private investor since 1988; Formerly Chairman of the Board, President and Chief Executive Officer of Xidex Corporation (manufacturer of computer information	2000	27

	media).

Stephen E. O’Neil (78)	Attorney. Private Investor since 1981. Formerly of Counsel to the law firm of Kohler & Barnes.	1986	27

David Rosenberg (48)	Associate Professor of Law since January 2006 (Assistant Professor 2000-2005), Zicklin School of Business, Baruch College, City University of New York.	2007	27

Nathan E. Saint-Amand M.D. (73)	Medical doctor in private practice; Member of the Board of the Manhattan Institute (non-profit policy research) since 1988; Formerly Co-Chairman, Special Projects Committee, Memorial Sloan Kettering.	1986	27

Name, Age, Position with the Fund	Principal Occupations	Trustee and/or Officer Since	Number of Funds in the Alger Fund Complex which are Overseen by Trustee
OFFICERS

Dan C. Chung (48) President	Chief Investment Officer and Director since 2001, and Chief Executive Officer since 2006, of Alger Management; President since 2003 of Alger Associates, Inc. (“Associates”); President and Director since 2003 of Fred Alger International Advisory S.A. (“International”); President since 2003 and Director since 2003 of Analysts Resources, Inc. (“Resources”); Formerly Trustee of the Trust from 2001 to 2007.	2001	N/A

Michael D. Martins (45) Treasurer	Senior Vice President of Alger Management; Assistant Treasurer since 2004.	2005	N/A

Hal Liebes (46) Secretary	Executive Vice President, Chief Legal Officer, Chief Operating Officer and Secretary of Alger Management; Director since 2006 of International and Resources.	2005	N/A

Lisa A. Moss (45) Assistant Secretary	Senior Vice President since 2009, and Vice President and Assistant General Counsel of Alger Management since June 2006. Formerly Director of Merrill Lynch Investment Managers, L.P. from 2005-2006.	2006	N/A

Anthony S. Caputo (55) Assistant Treasurer	Employed by Alger Management since 1986, currently serving as Vice President.	2007	N/A

Sergio M. Pavone (49) Assistant Treasurer	Employed by Alger Management since 2002, currently serving as Vice President.	2007	N/A

Barry J. Mullen (57) Chief Compliance Officer	Senior Vice President and Director of Compliance of Alger Management since May 2006. Formerly Director of BlackRock, Inc. from 2004-2006.	2006	N/A

Ms. Alger is an “interested person” (as defined in the Investment Company Act) of the Fund because of her affiliations with Alger Management.  No Trustee is a director of any public company except as indicated under “Principal Occupations”.

The Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge upon request by calling (800) 992-3863.

Investment Management Agreement Renewal

At an in-person meeting held on September 14, 2010, the Trustees, including the Independent Trustees, unanimously approved renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust and Alger Management.  The Independent Trustees were assisted in their review by independent legal counsel and met with such counsel in executive session separate from representatives of Alger Management.

In evaluating the Agreement, the Trustees drew on materials that they had requested and which were provided to them in advance of the meeting by Alger Management and by counsel. The materials covered, among other matters, (i) the nature, extent and quality of the services provided by Alger Management under the Agreement, (ii) the investment performance of each of the Trust’s portfolios (each a “Fund”), (iii) the costs to Alger Management of its services and the profits realized by Alger Management and Alger Inc. from their relationship with the Trust, and (iv) the extent to which economies of scale would be realized if and as the Funds grow and whether the fee levels in the Agreement reflect these economies of scale. These materials included an analysis of the Funds and Alger Management’s services by FUSE Research Network LLC (“FUSE”), an independent consulting firm having no other relationship with Alger Management, whose specialties include assistance to fund trustees and directors in their review of advisory contracts pursuant to section 15(c) of the 1940 Act. At the meeting, senior FUSE personnel provided a presentation to the Trustees based on the FUSE materials.

In deciding whether to approve renewal of the Agreement, the Trustees considered various factors, including those enumerated above. They also considered other direct and indirect benefits to Alger Management and its affiliates from their relationship with the Trust.

Nature, Extent and Quality of Services.  In considering the nature, extent and quality of the services provided by Alger Management pursuant to the Agreement, the Trustees relied on their prior experience as Trustees of the Trust, their familiarity with the personnel and resources of Alger Management and its affiliates, and the materials provided at the meeting.  They noted that under the Agreement Alger Management is responsible for managing the investment operations of the Funds.  They also noted that administrative, compliance, reporting and accounting services necessary for the conduct of the Trust’s affairs are provided under the separate Administration Agreement with Alger Management. The Trustees reviewed the background and experience of Alger Management’s senior investment management personnel, including the individuals currently responsible for the investment operations of the Funds. They also considered the resources, operational structures and practices of Alger Management in managing each Fund’s portfolio, as well as Alger Management’s overall investment management business. They noted especially Alger Management’s history of expertise in managing portfolios of “growth” stocks and that, according to an analysis provided by FUSE, the characteristics of each Fund had been consistent with those of a fund that holds itself out to investors as growth-oriented.  The Trustees concluded that Alger Management’s experience, resources and strength in the areas of importance to the Funds are considerable.  The Trustees considered the level and depth of Alger Management’s ability to execute portfolio transactions to effect investment decisions, including those through Alger Inc.  The Trustees also considered the enhanced control and compliance environment at Alger Management and within the Trust.

Investment Performance of the Funds.  Drawing upon information provided at the meeting by Alger Management as well as FUSE and upon reports provided to the Trustees by Alger Management throughout the preceding year, the Trustees reviewed each Fund’s returns for the year-to-date (at 6/30/10), second-quarter, and 1-, 3-, 5-, and 10-year periods to the extent available (and its year-by-year returns), together with supplemental data through 8/31/10, and compared them with benchmark and peer-group data for the same periods. They noted that the performance of the Funds varied. The Small Cap Fund had generally surpassed its benchmark and the median for its FUSE peer group through 6/30/10 for the year-to-date, 1-, 3, and 5-year periods, while the SMid Cap (year-to-date, 1- and 3-year periods only) and Mid Cap Funds had failed to do so for any of those periods. The Large Cap Fund had not outperformed its benchmark for any of those periods but had periodically equaled or surpassed the median for its peers. While the Capital Appreciation Fund had underperformed its benchmark and peer median for the first half of 2010, it had matched the median for its peer group for the 1-year period through 6/30/10 and outperformed both peer median and benchmark for the 3- and 5-year periods. Representatives of Alger Management discussed with the Trustees measures that the firm was in the process of instituting to improve the performance of the Funds that had consistently fallen short of their peers and benchmarks.

Fund Fees and Expense Ratios; Profitability to Alger Management and its Affiliates.  The Trustees considered the profitability of the Investment Advisory Agreement to Alger Management and its affiliates, and the methodology used by Alger Management in determining such profitability.  The Trustees reviewed previously-provided data on each Fund’s profitability to Alger Management and its affiliates for the year ended June 30, 2010.  In addition, the Trustees reviewed each Fund’s management fee and expense ratio and compared them with a group of comparable funds. In order to assist the Trustees in this comparison, FUSE had provided the Trustees with comparative information with respect to fees paid, and expense ratios incurred, by similar funds. That information indicated that while the fees of three of the Funds were below or virtually at the median, the fees of the Capital Appreciation and Mid Cap Funds were above the median and the expense ratios of all of the Funds were above the median. In the latter cases, the Trustees determined that such information should be taken into account in weighing the size of the fee against the nature, extent and quality of the services provided. The Trustees also considered fees paid to Alger Management by other types of clients, specifically mutual funds for which Alger Management was sub-adviser and Alger Management’s institutional clients. The Trustees determined that in both cases the fees were of doubtful relevance for purposes of comparison with those of the Funds because of the significant differences in services provided by Alger Management to those types of clients as opposed to the Funds, but that to the extent that meaningful comparison was practicable, the differences in services adequately explained the differences in the fees. After discussing with representatives of the Adviser and FUSE the methodologies used in computing the costs that formed the bases of the profitability calculations, the Trustees turned to the profitability data provided. After analysis and discussion, they concluded that, to the extent that Alger Management’s and its affiliates’ relationships with the Funds had been profitable to either or both of those entities, the profit margin in each case was not unacceptable.

Economies of Scale.  On the basis of their discussions with management and their analysis of information provided at the meeting, the Trustees determined that the nature of the Funds and their operations is such that Alger Management is likely to realize economies of scale in the management of the Funds at some point as each grows in size, but that adoption of breakpoints in one or more advisory fees, while possibly appropriate at a later date, could await further analysis of the sources and potential scale of the economies and the fee structure that would best reflect them. Accordingly, the Trustees requested that Alger Management address this topic with the Trustees at future meetings.

Other Benefits to Alger Management.  The Trustees considered whether Alger Management benefits in other ways from its relationship with the Trust.  They noted that Alger Management maintains soft-dollar arrangements in connection with the Funds’ brokerage transactions, reports on which are regularly supplied to the Trustees at their quarterly meetings and summaries of which, listing commissions by Fund for the twelve months through June 30, 2010, had been included in the materials supplied prior to the meeting. The Trustees also noted that Alger Inc. provides a substantial portion of the Funds’ equity brokerage and receives shareholder servicing fees from the Funds as well. The Trustees had been provided with information regarding, and had considered, the brokerage and shareholder servicing fee benefits in connection with their review of the profitability to Alger Management and its affiliates of their relationships with the Funds. As to other benefits received, the Trustees decided that none were so significant as to render Alger Management’s fees excessive.

Conclusions and Determinations. At the conclusion of these discussions, each of the Independent Trustees expressed the opinion that he had been furnished with sufficient information to make an informed business decision with respect to renewal of the Investment Advisory Agreement.  Based on its discussions and considerations as described above, the Board made the following conclusions and determinations:

•                  The Board concluded that the nature, extent and quality of the services provided to each Fund by Alger Management are adequate and appropriate.

•                  The Board determined that the Funds’ overall performance was acceptable.

•                  The Board concluded that each advisory fee paid to Alger Management was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by Alger Management from the relationship with the Fund.

•                  The Board determined that there were not at this time significant economies of scale to be realized by Alger Management in managing the Funds’ assets but that, to the extent that material economies of scale should be realized in the future, the Board would seek to ensure that they were shared with the applicable Fund.

The Board considered these conclusions and determinations and, without any one factor being dispositive, determined with respect to each Fund that renewal of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

Privacy Policy

Your Privacy Is Our Priority

At Fred Alger & Company, Incorporated (“Alger Inc.”) we value the confidence you have placed in us. In trusting us with your assets, you provide us with personal and financial data. Alger is committed to maintaining the confidentiality of the personal nonpublic information (“personal information”) entrusted to us by our customers. Your privacy is very important to us, and we are dedicated to safeguarding your personal information as we serve your financial needs.

Our Privacy Policy

We believe you should know about Alger’s Privacy Policy and how we collect and protect your personal information. This Privacy Policy (“Policy”) describes our practices and policy for collecting, sharing and protecting the personal information of our prospective, current and former customers. The Policy is applicable to Alger and its affiliate, Fred Alger Management, Inc., as well as the following funds:  The Alger Funds, The Alger Institutional Funds, The Alger Portfolios, Alger China-U.S. Growth Fund and The Alger Funds II. We are proud of our Policy and hope you will take a moment to read about it.

Information We Collect

The type of personal information we collect and use varies depending on the Alger products or services you select.

We collect personal information that enables us to serve your financial needs, develop and offer new products and services, and fulfill legal and regulatory requirements. Depending on the products or services you request, we obtain personal information about you from the following sources:

•                  Information, such as your name, address and social security number, provided on applications and other forms we receive from you or your representative;

•                  Information from your communications with Alger employees or from your representative, which may be provided to us by telephone, in writing or through Internet transactions; and

•                  Information about your transactions, such as the purchase and redemption of fund shares, account balances and parties to the transactions, which we receive from our affiliates or other third parties.

Sharing of Personal Information

We may share your personal information with our affiliates so that they may process and service your transactions.

However, Alger never sells customer lists to any third party. Further, we do not disclose personal information to nonaffiliated third parties, except as required by law or as permitted by law to service your account, such as follows:

•                  To third-party service providers that assist us in servicing your accounts (e.g. securities clearinghouses);

•                  To governmental agencies and law enforcement officials (e.g. valid subpoenas, court orders); and

•                  To financial institutions that perform marketing services on our behalf or with whom we have joint marketing agreements that provide for the confidentiality of personal information.

Our Security Practices

We protect your personal information by maintaining physical, electronic and procedural safeguards. When you visit Alger’s Internet sites your information is protected by our systems that utilize 128-bit data encryption, Secure Socket Layer (SSL) protocol, user names, passwords and other precautions. We have implemented safeguards to ensure that access to customer information is limited to employees, such as customer service representatives, who require such information to carry out their job responsibilities. Our employees are aware of their strict responsibility to respect the confidentiality of your personal information.

Thank you for choosing to invest with Alger. We value your relationship with us and assure you we will abide by our policy to protect your information.

Proxy Voting Policies

A description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 992-3863 or online on the Funds’ website at http://www.alger.com or on the SEC’s website at http://www.sec.gov.

Fund Holdings

The Funds’ most recent month end portfolio holdings are available approximately sixty days after month end on the Funds’ website at www.alger.com. The Funds also file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available online on the SEC’s website at http://www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of the most recent quarterly holdings may also be obtained from the Funds by calling (800) 992-3863.

THE ALGER INSTITUTIONAL FUNDS

111 Fifth Avenue

New York, NY 10003

(800) 992-3863

www.alger.com

Investment Manager

Fred Alger Management, Inc.

111 Fifth Avenue

New York, NY 10003

Distributor

Fred Alger & Company, Incorporated

111 Fifth Avenue

New York, NY 10003

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.

P.O. Box 8480

Boston, MA 02266

This report is submitted for the general information of the shareholders of The Alger Institutional Funds. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Trust, which contains information concerning the Trust’s investment policies, fees and expenses as well as other pertinent information.

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AIFAR

ITEM 2.  CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)   Not applicable.

(c)   The Registrant has amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto whereby the code further clarifies instances when exceptions may be granted by the Chief Compliance Officer or the General Counsel.

(d)   The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)   Not applicable.

(f)    The Registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant determined that Stephen E. O’Neil is an audit committee financial expert (within the meaning of that phrase specified in the instructions to Form N-CSR) on the Registrant’s audit committee.  Mr. O’Neil is an “independent” trustee — i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the Registrant, other than in his capacity as Trustee.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees:

October 31, 2010	$103,000
October 31, 2009	$103,000

b) Audit-Related Fees: NONE

c) Tax Fees for tax advice, tax compliance and tax planning:

October 31, 2010	$22,874
October 31, 2009	$14,600

d) All Other Fees:

October 31, 2010	$6,000
October 31, 2009	$6,000

Other fees include a review and consent for Registrants registration statement filing and a review of the semi-annual financial statements.

e) 1) Audit Committee Pre-Approval Policies And Procedures:

Audit and non-audit services provided by the Registrant’s independent registered public accounting firm (the “Auditors”) on behalf the Registrant must be pre-approved by the Audit Committee. Non-audit services provided by the Auditors on behalf of the Registrant’s Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser must be pre-approved by the Audit Committee if such non-audit services directly relate to the operations or financial reporting of the Registrant.

2) All fees in item 4(b) through 4(d) above were approved by the Registrants’ Audit Committee.

f) Not Applicable

g) Non-Audit Fees:

October 31, 2010	$189,420 and €73,916
October 31, 2009	$145,700

h) The audit committee of the board of trustees has considered whether the provision of the non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control, with the adviser that provides ongoing services to the registrant that were not approved pursuant to (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principle accountant’s independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.  INVESTMENTS.

Not applicable

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal half-year that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Code of Ethics as Exhibit 99.CODE ETH

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Institutional Funds

By:	/s/Dan C. Chung

Dan C. Chung

President

Date: December 16, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Dan C. Chung

Dan C. Chung

President

Date: December 16, 2010

By:	/s/Michael D. Martins

Michael D. Martins

Treasurer

Date: December 16, 2010